UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

Global Shareholder Yield Fund

Annual report 2/28/15

A message to shareholders

Dear fellow shareholder,

Strong economic growth in the United States set the global standard in 2014, and appears to be continuing to do so in 2015. The portfolio teams in our network are generally optimistic about sustained relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but note that opportunities are growing and could reward investors should recoveries in those markets begin in earnest.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve (Fed) in recent years. One effect has been to push the value of the euro down relative to the U.S. dollar, which benefits European exporters by making their goods cheaper.

While the U.S. equity market appears strong, this year will likely present greater challenges for bond investors. The Fed has signaled its intention to raise short-term interest rates at some point in 2015, and that change may have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid asset classes. At John Hancock Investments, we are closely monitoring the liquidity of our fixed-income portfolios and communicating regularly with their portfolio managers about these matters.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of February 28, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
33	Auditor's report
34	Tax information
35	Trustees and Officers
39	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/15 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stocks advanced

Global equity markets were mixed but generally advanced; the United States posted the strongest results, while European markets generally declined.

Fund advanced

The fund generated a positive return but underperformed its benchmark, the MSCI World Index.

Healthcare detracted

Stock selection in the healthcare sector contributed to the fund's underperformance versus its benchmark.

SECTOR COMPOSITION AS OF 2/28/15 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability, and illiquid securities may be difficult to sell at a price approximating their value. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Eric L. Sappenfield, Epoch Investment Partners, Inc.

 Eric L. Sappenfield
Portfolio Manager
Epoch Investment
Partners, Inc.

Can you describe the market environment over the past 12 months?

Global stocks produced solid gains in dollar terms, with the fund's benchmark, the MSCI World Index, returning 8.45% on a gross basis for the one-year period. U.S. stocks generated the best returns, posting double-digit gains thanks to an improving economy and historically low interest rates. Outside of the United States, a stronger U.S. dollar weighed on equity market performance. For example, as measured by various MSCI indexes, European stocks gained more than 13% for the reporting period in local currencies despite weaker economic growth across the Continent, but they declined by approximately 3% in U.S. dollar terms. Equity markets in the Asia/Pacific region returned more than 22% in local currencies, but only gained 7% in U.S. dollar terms.

Volatility in the global equity markets increased during the latter half of the 12-month period amid falling energy prices, geopolitical turmoil—especially in Ukraine and the Middle East—and diverging central bank activity. On this last point, the U.S. Federal Reserve ended its quantitative easing program in October and signaled its intent to increase short-term interest rates sometime in 2015, while the European Central Bank and Bank of Japan lowered interest rates and began implementing their own quantitative easing plans.

What contributed to the fund's strong absolute return for the period?

We seek to invest in businesses that generate strong and growing free cash flow. It's also important that these companies allocate their cash flow in a way that creates shareholder value. This means either reinvesting in the growth of the business via internal projects and acquisitions or returning capital to shareholders in the form of cash dividends, share buybacks, and debt reduction.

Because this fund focuses on shareholder yield, we are particularly interested in companies that commit to returning a meaningful portion of their cash flows to shareholders. This approach was effective during the reporting period as investor demand for yield in a low global interest-rate environment aided the performance of stocks with above-average dividend yields.

It's important to note that the fund's sector and country weightings are driven entirely by individual stock selection and our investment decision-making process.

4

"U.S. stocks generated the best returns, posting double-digit gains thanks to an improving economy and historically low interest rates."

The fund modestly trailed its benchmark for the reporting period. What factors contributed to this underperformance?

Stock selection in the healthcare sector detracted the most from performance versus the benchmark. One of the most notable detractors in this sector was British drugmaker GlaxoSmithKline PLC. The stock declined during the period after reporting lower sales and disappointing earnings. However, the company has embarked on a restructuring plan to streamline its cost structure, which should help restore its cash flow growth.

Utilities, the largest sector weighting in the portfolio, also detracted from relative results. French electric utility Electricite de France SA was among the most significant detractors in the portfolio. The stock declined as the company reported weaker-than-expected demand for power in its core markets.

Other noteworthy detractors in the portfolio included British utility Centrica PLC, French infrastructure contractor VINCI SA, and U.S. toy manufacturer Mattel, Inc.

Shifting gears, what contributed positively to fund performance during the period?

Stock choices in the consumer staples sector aided performance, and within this sector, tobacco stocks added the most value. The fund held positions in the three largest U.S. tobacco companies—Reynolds American, Inc., Altria Group, Inc., and Lorillard, Inc.—as well as British tobacco producer Imperial Tobacco Group PLC, all of which were among the leading performance contributors. The

TOP 10 HOLDINGS AS OF 2/28/15 (%)

Imperial Tobacco Group PLC	2.1
Reynolds American, Inc.	1.9
Altria Group, Inc.	1.9
Lorillard, Inc.	1.9
National Grid PLC	1.8
Health Care REIT, Inc.	1.8
BCE, Inc.	1.7
Deutsche Telekom AG	1.7
Vodafone Group PLC	1.7
CenturyLink, Inc.	1.7
TOTAL	18.2
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"... investor demand for yield in a low global interest-rate environment aided the performance of stocks with above-average dividend yields."

fund also held shares in Philip Morris International, Inc., which is based in New York but distributes its tobacco products exclusively outside of the United States.

We like tobacco stocks because they typically have relatively high dividend yields and the ability to grow their cash flows via pricing power and controlled capital expenditures. During the first half of the reporting period, tobacco stocks rallied sharply amid speculation about potential merger activity. The rumors came to fruition in July, when Reynolds American announced that it was acquiring Lorillard. The deal is scheduled to close by mid-2015.

What other stocks in the portfolio added value versus the benchmark?

Holdings in the financials sector contributed positively to relative results. In particular, the fund benefited from its position in U.S. real estate company Health Care REIT, Inc., which owns and operates healthcare properties such as medical centers, senior living communities, and life sciences facilities. The company used its cash flow to grow through acquisition while also increasing its dividend during the period.

Other top contributors included U.S. options trading firm CME Group, Inc., U.S. energy pipeline company Kinder Morgan, Inc., Norwegian fertilizer producer Yara International ASA, and British aerospace and defense company BAE Systems PLC.

COUNTRY COMPOSITION AS OF 2/28/15 (%)

United States	47.9
United Kingdom	17.5
France	7.7
Germany	6.6
Canada	4.8
Switzerland	3.9
Australia	3.6
Netherlands	2.1
Norway	1.9
Sweden	1.3
Other countries	2.7
TOTAL	100.0
As a percentage of net assets.

6

What changes did you make to the portfolio over the past year?

As long-term investors, we tend to keep portfolio turnover fairly low, and the past 12 months were no exception—portfolio turnover was 23%. In a portfolio of approximately 95 stocks, we closed out fund positions in about a dozen companies during the period. Examples include U.S. energy services provider Diamond Offshore Drilling, Inc., British water utility Severn Trent PLC, U.S. machinery manufacturer Honeywell International, Inc., British food services provider Compass Group PLC, and Belgian brewing company Anheuser-Busch InBev NV.

We added a similar number of new holdings to the portfolio during the reporting period. Examples include French real estate company Unibail-Rodamco SE, British mining concern Rio Tinto PLC, U.K.-based data storage device maker Seagate Technology PLC, U.S. energy exploration and production company Occidental Petroleum Corp., and German electrical equipment manufacturer Siemens AG.

These transactions reflect our pursuit of companies that provide superior shareholder value by growing cash flows and returning them to shareholders in the form of dividends, share buybacks, and debt reduction. It is our belief that companies that can consistently grow free cash flow and allocate that cash in a disciplined way should produce attractive returns over the long term.

MANAGED BY

Eric L. Sappenfield On the fund since inception Investing since 1986
William W. Priest, CFA, CPA On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Eric L. Sappenfield, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception		5-year	Since inception		as of 2-28-15	as of 2-28-15
Class A	2.68	11.52	5.45	[2]	72.49	52.84	[2]	2.08%	2.07%
Class B	2.26	11.60	5.38	[2]	73.13	52.06	[2]	1.43%	1.42%
Class C	6.42	11.89	5.40	[2]	75.41	52.30	[2]	1.51%	1.50%
Class I3	8.50	13.11	6.59	[2]	85.16	66.66	[2]	2.58%	2.57%
Class R2[3,4]	7.93	12.01	5.16	[2]	76.31	49.59	[2]	2.00%	1.21%
Class R6[3,4]	8.56	13.19	6.58	[2]	85.77	66.52	[2]	2.57%	-1.82%
Class NAV[3]	8.57	13.22	7.72	[5]	86.03	66.26	[5]	2.64%	2.63%
Index†	8.45	12.31	4.98	[2]	78.67	47.55	[2]	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.34	2.15	2.05	1.02	8.68	10.30	0.88
Net (%)	1.34	2.15	2.05	1.02	1.47	0.87	0.88

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge	Without sales charge	Index
Class B6	3-1-07	15,206	15,206	14,755
Class C6	3-1-07	15,230	15,230	14,755
Class I3	3-1-07	16,666	16,666	14,755
Class R2[3]	3-1-07	14,959	14,959	14,755
Class R6[3]	3-1-07	16,652	16,652	14,755
Class NAV[3]	4-28-08	16,626	16,626	14,060

The MSCI World Index (gross of foreign withholding tax on dividends) — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Unsubsidized yields reflect what the yield would have been without the effect of reimbursements and waivers.
2	From 3-1-07.
3	For certain types of investors, as described in the fund's prospectuses.
4	Class R6 and Class R2 shares were first offered 9-1-11 and 3-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class R2 shares, as applicable.
5	From 4-28-08.
6	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015.

	Beginning Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.20	$6.60	1.32%
Class B	1,000.00	1,013.00	10.53	2.11%
Class C	1,000.00	1,013.30	10.08	2.02%
Class I	1,000.00	1,018.70	5.01	1.00%
Class R2	1,000.00	1,016.30	7.35	1.47%
Class R6	1,000.00	1,018.70	4.35	0.87%
Class NAV	1,000.00	1,018.60	4.35	0.87%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$6.61	1.32%
Class B	1,000.00	1,014.30	10.54	2.11%
Class C	1,000.00	1,014.80	10.09	2.02%
Class I	1,000.00	1,019.80	5.01	1.00%
Class R2	1,000.00	1,017.50	7.35	1.47%
Class R6	1,000.00	1,020.50	4.36	0.87%
Class NAV	1,000.00	1,020.50	4.36	0.87%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 2-28-15
	Shares	Value
Common stocks 96.2%		$2,602,104,720
(Cost $2,153,634,547)
Australia 3.6%		97,330,670
BHP Billiton, Ltd.	781,530	20,525,337
Commonwealth Bank of Australia	253,830	18,209,392
Telstra Corp., Ltd.	7,728,630	38,415,147
Westpac Banking Corp.	678,451	20,180,794
Canada 4.8%		129,747,347
BCE, Inc.	1,081,880	47,347,936
Potash Corp. of Saskatchewan, Inc.	952,260	34,186,134
Rogers Communications, Inc.	781,560	27,640,003
Shaw Communications, Inc., Class B	886,850	20,573,274
France 7.7%		207,188,760
Electricite de France SA	1,210,560	33,405,950
Sanofi	180,670	17,670,944
SCOR SE	853,600	28,100,126
Total SA	710,580	38,175,476
Unibail-Rodamco SE	96,435	27,743,453
Vinci SA	657,310	38,911,092
Vivendi SA	952,203	23,181,719
Germany 6.6%		178,178,683
BASF SE	315,960	30,274,954
Daimler AG	279,050	27,029,401
Deutsche Post AG	401,310	13,661,678
Deutsche Telekom AG	2,518,550	47,026,433
Muenchener Rueckversicherungs AG	196,250	40,733,763
Siemens AG	174,020	19,452,454
Italy 1.3%		35,531,655
Terna Rete Elettrica Nazionale SpA	7,876,110	35,531,655
Netherlands 2.1%		56,836,044
Royal Dutch Shell PLC, ADR, Class A	607,500	39,712,275
Wolters Kluwer NV	528,780	17,123,769
Norway 1.9%		49,947,873
Orkla ASA	2,546,330	19,976,042
Statoil ASA	773,730	14,534,622
Yara International ASA	280,660	15,437,209
Philippines 0.6%		16,034,176
Philippine Long Distance Telephone Company, ADR	223,941	16,034,176

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain 0.8%		$20,648,241
Gas Natural SDG SA	855,770	20,648,241
Sweden 1.3%		36,380,952
Svenska Handelsbanken AB, A Shares	722,790	36,380,952
Switzerland 3.9%		106,459,650
Nestle SA	195,060	15,244,680
Novartis AG	286,020	29,252,438
Roche Holding AG	64,255	17,508,814
Swisscom AG	77,550	44,453,718
United Kingdom 17.5%		474,296,185
Aberdeen Asset Management PLC	2,291,300	16,536,042
AstraZeneca PLC, ADR	373,590	25,740,351
BAE Systems PLC	5,210,070	42,702,418
British American Tobacco PLC	538,730	31,409,115
Centrica PLC	312,602	1,176,947
Diageo PLC, ADR	107,550	12,782,318
GlaxoSmithKline PLC	1,750,410	41,504,657
Imperial Tobacco Group PLC	1,135,170	55,864,564
National Grid PLC	3,579,470	48,962,431
Pearson PLC	1,127,370	24,664,970
Rio Tinto PLC	455,580	22,421,219
SSE PLC	1,822,380	44,198,447
Unilever PLC	432,330	19,068,696
United Utilities Group PLC	2,814,523	41,059,523
Vodafone Group PLC	13,348,812	46,204,487
United States 44.1%		1,193,524,484
AbbVie, Inc.	354,740	21,461,770
Altria Group, Inc.	929,400	52,315,921
Ameren Corp.	963,340	40,855,249
Apple, Inc.	124,625	16,009,328
Arthur J Gallagher & Company	299,280	14,063,167
AT&T, Inc.	1,233,840	42,641,510
Automatic Data Processing, Inc.	188,470	16,743,675
CenturyLink, Inc.	1,190,510	45,072,709
CME Group, Inc.	207,000	19,857,510
ConocoPhillips	320,370	20,888,124
Corrections Corp. of America	906,785	36,171,654
Dominion Resources, Inc.	196,250	14,147,663
Duke Energy Corp.	543,198	42,668,203
EI du Pont de Nemours & Company	221,740	17,262,459
Enterprise Products Partners LP	563,180	18,776,421
Health Care REIT, Inc.	629,640	48,551,540
Johnson & Johnson	150,790	15,457,483

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
United States (continued)
	Kimberly-Clark Corp.		213,990	$23,466,143
	Kinder Morgan, Inc.		1,052,026	43,143,586
	KLA-Tencor Corp.		220,640	14,331,671
	Lockheed Martin Corp.		146,340	29,275,317
	Lorillard, Inc.		763,740	52,255,091
	MarkWest Energy Partners LP		235,030	15,265,199
	Mattel, Inc.		568,680	14,967,658
	McDonald's Corp.		157,390	15,565,871
	Merck & Company, Inc.		333,660	19,532,456
	Microchip Technology, Inc.		394,610	20,231,655
	Microsoft Corp.		385,720	16,913,822
	Occidental Petroleum Corp.		238,320	18,560,362
	People's United Financial, Inc.		1,136,240	17,191,311
	PepsiCo, Inc.		161,880	16,022,882
	Philip Morris International, Inc.		460,060	38,166,578
	PPL Corp.		1,143,950	39,008,695
	Regal Entertainment Group, Class A		920,030	21,749,509
	Reynolds American, Inc.		692,790	52,388,780
	RR Donnelley & Sons Company		1,073,010	20,462,301
	Seagate Technology PLC		318,100	19,442,272
	Targa Resources Partners LP		274,900	12,046,118
	TECO Energy, Inc.		1,643,990	32,271,524
	The Coca-Cola Company		344,720	14,926,376
	The Dow Chemical Company		479,950	23,632,738
	The Southern Company		417,950	19,137,931
	Verizon Communications, Inc.		887,974	43,910,314
	Waste Management, Inc.		312,560	17,028,269
	Wells Fargo & Company		403,500	22,107,765
	Wisconsin Energy Corp.		344,800	17,577,904
	Yield (%)		Shares	Value
Short-term investments 3.2%				$87,738,888
(Cost $87,738,888)
Money market funds 3.2%				87,738,888
Federated Treasury Obligations Fund	0.0100(Y	)	87,738,888	87,738,888
Total investments (Cost $2,241,373,435)† 99.4%				$2,689,843,608
Other assets and liabilities, net 0.6%				$16,019,690
Total net assets 100.0%				$2,705,863,298

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust
(Y)	The rate shown is the annualized seven-day yield as of 2-28-15.
†	At 2-28-15, the aggregate cost of investment securities for federal income tax purposes was $2,247,293,313. Net unrealized appreciation aggregated $442,550,295, of which $469,649,563 related to appreciated investment securities and $27,099,268 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 2-28-15

Assets
Investments, at value (Cost $2,241,373,435)	$2,689,843,608
Foreign currency, at value (Cost $912,914)	916,194
Receivable for investments sold	20,559,184
Receivable for fund shares sold	15,716,022
Dividends receivable	10,823,319
Other receivables and prepaid expenses	118,105
Total assets	2,737,976,432
Liabilities
Payable for investments purchased	28,542,860
Payable for fund shares repurchased	2,466,385
Payable to affiliates
Accounting and legal services fees	61,104
Transfer agent fees	378,450
Distribution and service fees	443
Trustees' fees	4,546
Other liabilities and accrued expenses	659,346
Total liabilities	32,113,134
Net assets	$2,705,863,298
Net assets consist of
Paid-in capital	$2,242,449,373
Undistributed net investment income	7,541,308
Accumulated net realized gain (loss) on investments and foreign currency transactions	7,609,452
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	448,263,165
Net assets	$2,705,863,298
Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($580,306,438 ÷ 49,241,748 shares)[1]	$11.78
Class B ($16,617,772 ÷ 1,410,974 shares)[1]	$11.78
Class C ($168,342,052 ÷ 14,281,767 shares)[1]	$11.79
Class I ($1,242,427,999 ÷ 105,043,290 shares)	$11.83
Class R2 ($1,341,019 ÷ 113,454 shares)	$11.82
Class R6 ($411,798 ÷ 34,857 shares)	$11.81
Class NAV ($696,416,220 ÷ 58,907,087 shares)	$11.82
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.40

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 2-28-15

Investment income
Dividends	$112,231,021
Interest	3,540
Less foreign taxes withheld	(5,594,452)
Total investment income	106,640,109
Expenses
Investment management fees	19,954,300
Distribution and service fees	3,385,619
Accounting and legal services fees	320,164
Transfer agent fees	2,192,588
Trustees' fees	37,504
State registration fees	190,887
Printing and postage	159,924
Professional fees	134,754
Custodian fees	1,366,398
Registration and filing fees	78,759
Other	40,815
Total expenses	27,861,712
Less expense reductions	(211,856)
Net expenses	27,649,856
Net investment income	78,990,253
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	61,397,066
61,397,066
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	48,574,230
48,574,230
Net realized and unrealized gain	109,971,296
Increase in net assets from operations	$188,961,549

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 2-28-15	Year ended 2-28-14
Increase (decrease) in net assets
From operations
Net investment income	$78,990,253	$83,581,596
Net realized gain	61,397,066	130,211,445
Change in net unrealized appreciation (depreciation)	48,574,230	153,727,257
Increase in net assets resulting from operations	188,961,549	367,520,298
Distributions to shareholders
From net investment income
Class A	(20,928,672)	(10,212,966)
Class B	(486,696)	(270,722)
Class C	(4,343,243)	(1,816,114)
Class I	(42,929,623)	(22,747,665)
Class R2	(29,513)	(6,285)
Class R6	(12,521)	(5,672)
Class NAV	(27,036,853)	(24,197,018)
From net realized gain
Class A	(19,485,409)	(17,733,684)
Class B	(590,390)	(544,804)
Class C	(5,577,950)	(4,176,825)
Class I	(42,201,354)	(30,180,114)
Class R2	(36,286)	(11,950)
Class R6	(12,656)	(7,398)
Class NAV	(24,485,458)	(23,183,742)
Total distributions	(188,156,624)	(135,094,959)
From fund share transactions	461,724,827	73,530,102
Total increase	462,529,752	305,955,441
Net assets
Beginning of year	2,243,333,546	1,937,378,105
End of year	$2,705,863,298	$2,243,333,546
Undistributed net investment income	$7,541,308	$26,682,066

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$11.74	$10.46	$9.81	$9.50	$8.10
Net investment income[1]	0.36	0.45 [2]	0.29	0.26	0.24
Net realized and unrealized gain on investments	0.55	1.57	0.63	0.29	1.40
Total from investment operations	0.91	2.02	0.92	0.55	1.64
Less distributions
From net investment income	(0.44)	(0.31)	(0.27)	(0.24)	(0.24)
From net realized gain	(0.43)	(0.43)	—	—	—
Total distributions	(0.87)	(0.74)	(0.27)	(0.24)	(0.24)
Net asset value, end of period	$11.78	$11.74	$10.46	$9.81	$9.50
Total return (%)[3,4]	8.10	19.85	9.66	5.98	20.64
Ratios and supplemental data
Net assets, end of period (in millions)	$580	$553	$276	$215	$56
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.34	1.43	1.53	1.55
Expenses including reductions	1.32	1.34	1.42	1.42	1.55
Net investment income	2.99	4.01 [2]	2.92	2.78	2.80
Portfolio turnover (%)	23	40	21	19	39

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$11.74	$10.46	$9.81	$9.49	$8.10
Net investment income[1]	0.27	0.35 [2]	0.22	0.20	0.19
Net realized and unrealized gain on investments	0.55	1.58	0.64	0.29	1.38
Total from investment operations	0.82	1.93	0.86	0.49	1.57
Less distributions
From net investment income	(0.35)	(0.22)	(0.21)	(0.17)	(0.18)
From net realized gain	(0.43)	(0.43)	—	—	—
Total distributions	(0.78)	(0.65)	(0.21)	(0.17)	(0.18)
Net asset value, end of period	$11.78	$11.74	$10.46	$9.81	$9.49
Total return (%)[3,4]	7.26	18.95	8.90	5.33	19.65
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$17	$11	$8	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	2.15	2.29	2.54	2.91
Expenses including reductions	2.10	2.12	2.12	2.11	2.25
Net investment income	2.24	3.11 [2]	2.21	2.17	2.18
Portfolio turnover (%)	23	40	21	19	39

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$11.74	$10.46	$9.81	$9.50	$8.10
Net investment income[1]	0.27	0.36 [2]	0.22	0.20	0.18
Net realized and unrealized gain on investments	0.56	1.58	0.64	0.28	1.40
Total from investment operations	0.83	1.94	0.86	0.48	1.58
Less distributions
From net investment income	(0.35)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gain	(0.43)	(0.43)	—	—	—
Total distributions	(0.78)	(0.66)	(0.21)	(0.17)	(0.18)
Net asset value, end of period	$11.79	$11.74	$10.46	$9.81	$9.50
Total return (%)[3,4]	7.42	18.97	8.90	5.22	19.78
Ratios and supplemental data
Net assets, end of period (in millions)	$168	$127	$65	$45	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.05	2.15	2.29	2.39
Expenses including reductions	2.02	2.05	2.12	2.11	2.25
Net investment income	2.24	3.22 [2]	2.22	2.13	2.10
Portfolio turnover (%)	23	40	21	19	39

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$11.78	$10.49	$9.84	$9.53	$8.13
Net investment income[1]	0.39	0.47 [2]	0.31	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.56	1.59	0.65	0.27	1.38
Total from investment operations	0.95	2.06	0.96	0.59	1.67
Less distributions
From net investment income	(0.47)	(0.34)	(0.31)	(0.28)	(0.27)
From net realized gain	(0.43)	(0.43)	—	—	—
Total distributions	(0.90)	(0.77)	(0.31)	(0.28)	(0.27)
Net asset value, end of period	$11.83	$11.78	$10.49	$9.84	$9.53
Total return (%)[3]	8.50	20.28	10.07	6.45	21.09
Ratios and supplemental data
Net assets, end of period (in millions)	$1,242	$893	$641	$249	$123
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.01	1.05	1.12	1.09
Expenses including reductions	1.00	1.01	1.03	0.97	1.08
Net investment income	3.24	4.19 [2]	3.10	3.43	3.40
Portfolio turnover (%)	23	40	21	19	39

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	2-28-15	2-28-14	2-28-13	[1]
Per share operating performance
Net asset value, beginning of period	$11.78	$10.49	$9.84
Net investment income[2]	0.31	0.50 [3]	0.29
Net realized and unrealized gain on investments	0.58	1.52	0.63
Total from investment operations	0.89	2.02	0.92
Less distributions
From net investment income	(0.42)	(0.30)	(0.27)
From net realized gain	(0.43)	(0.43)	—
Total distributions	(0.85)	(0.73)	(0.27)
Net asset value, end of period	$11.82	$11.78	$10.49
Total return (%)[4]	7.93	19.78	9.58
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.22	8.52	19.42
Expenses including reductions	1.47	1.47	1.47
Net investment income	2.66	4.38 [3]	2.91
Portfolio turnover (%)	23	40	21

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.77	$10.49		$9.84	$9.29
Net investment income[2]	0.39	0.48	[3]	0.33	0.13
Net realized and unrealized gain on investments	0.57	1.58		0.64	0.52
Total from investment operations	0.96	2.06		0.97	0.65
Less distributions
From net investment income	(0.49)	(0.35)		(0.32)	(0.10)
From net realized gain	(0.43)	(0.43)		—	—
Total distributions	(0.92)	(0.78)		(0.32)	(0.10)
Net asset value, end of period	$11.81	$11.77		$10.49	$9.84
Total return (%)[4]	8.56	20.29		10.12	7.12	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	6.51	10.30		10.38	15.93	[7]
Expenses including reductions	0.87	0.97		0.97	0.97	[7]
Net investment income	3.32	4.26	[3]	3.29	2.82	[7]
Portfolio turnover (%)	23	40		21	19	[8]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 3-1-11 to 2-29-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$11.78	$10.49	$9.84	$9.53	$8.13
Net investment income[1]	0.41	0.49 [2]	0.35	0.29	0.30
Net realized and unrealized gain on investments	0.55	1.59	0.62	0.31	1.38
Total from investment operations	0.96	2.08	0.97	0.60	1.68
Less distributions
From net investment income	(0.49)	(0.36)	(0.32)	(0.29)	(0.28)
From net realized gain	(0.43)	(0.43)	—	—	—
Total distributions	(0.92)	(0.79)	(0.32)	(0.29)	(0.28)
Net asset value, end of period	$11.82	$11.78	$10.49	$9.84	$9.53
Total return (%)[3]	8.57	20.47	10.17	6.53	21.19
Ratios and supplemental data
Net assets, end of period (in millions)	$696	$653	$944	$1,019	$162
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.90	0.99	0.99
Expenses including reductions	0.87	0.87	0.89	0.94	0.99
Net investment income	3.42	4.35 [2]	3.56	3.11	3.49
Portfolio turnover (%)	23	40	21	19	39

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements

Note 1 — Organization

John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The primary objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

26

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of February 28, 2015, by major security category or type:

	Total market value at 2-28-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$97,330,670	—	$97,330,670	—
Canada	129,747,347	$129,747,347	—	—
France	207,188,760	—	207,188,760	—
Germany	178,178,683	—	178,178,683	—
Italy	35,531,655	—	35,531,655	—
Netherlands	56,836,044	39,712,275	17,123,769	—
Norway	49,947,873	—	49,947,873	—
Philippines	16,034,176	16,034,176	—	—
Spain	20,648,241	—	20,648,241	—
Sweden	36,380,952	—	36,380,952	—
Switzerland	106,459,650	—	106,459,650	—
United Kingdom	474,296,185	38,522,669	435,773,516	—
United States	1,193,524,484	1,193,524,484	—	—
Short-term investments	87,738,888	87,738,888	—	—
Total Investments in Securities	$2,689,843,608	$1,505,279,839	$1,184,563,769	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

27

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended February 28, 2015 were $652. For the year ended February 28, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of February 28, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, annually.

The tax character of distributions for the years ended February 28, 2015 and 2014 was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$95,767,121	$59,256,442
Long-Term Capital Gain	$92,389,503	$75,838,517

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of February 28, 2015, the components of distributable earnings on a tax basis consisted of $7,541,487 and $13,529,332 of undistributed ordinary income and undistributed long-term capital gains, respectively.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

28

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended February 28, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.47% and 0.97% for Class R2 and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense limitations shall remain in effect until June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2014, Class B and Class C shares had fee waivers and/or reimbursements such that the expenses would not exceed 2.12% for Class B and Class C shares, respectively.

For Class R6 shares, the Advisor has contractually agreed to waive and/ or reimburse all class specific expense of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to $41,187, $1,208, $10,524, $77,730, $15,431, $17,142 and $47,196 for Class A, Class B, Class C, Class I, Class R2, Class R6 and Class NAV shares, respectively, for the year ended February 28, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended February 28, 2015 were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.

29

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended February 28, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,461,104 for the year ended February 28, 2015. Of this amount, $588,871 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,861,516 was paid as sales commissions to broker-dealers and $10,717 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended February 28, 2015, CDSCs received by the Distributor amounted to$2,968, $30,782 and $27,872 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended February 28, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$1,738,136	$738,349	$59,324	$54,685

30

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class B	170,061	21,672	15,315	1,391
Class C	1,473,250	187,046	22,380	10,410
Class I	—	1,245,321	60,487	93,084
Class R2	4,172	149	16,113	186
Class R6	—	51	16,901	168
Class NAV	—	—	367	—
Total	$3,385,619	$2,192,588	$190,887	$159,924

During the year ended February 28, 2015, an unaffiliated blue sky registration agent reimbursed Class A, Class B, Class C and Class I shares for state registration fees of $89, $86, $87 and $1,176, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$27,417,607	3	0.45%	$1,017

Note 5 — Fund share transactions

Transactions in fund shares for the years ended February 28, 2015 and 2014 were as follows:

		Year ended 2-28-15		Year ended 2-28-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	20,719,507	$248,267,051	26,838,217	$304,344,103
Distributions reinvested	3,469,242	39,825,466	2,481,890	27,502,699
Repurchased	(22,029,303)	(258,739,581)	(8,581,850)	(96,647,752)
Net increase	2,159,446	$29,352,936	20,738,257	$235,199,050
Class B shares
Sold	166,047	$1,961,689	403,444	$4,516,790
Distributions reinvested	74,877	856,685	54,763	606,948
Repurchased	(238,338)	(2,849,017)	(141,166)	(1,576,956)
Net increase (decrease)	2,586	($30,643)	317,041	$3,546,782
Class C shares
Sold	4,752,670	$56,729,485	5,196,683	$58,389,022
Distributions reinvested	781,411	8,933,617	477,452	5,299,994
Repurchased	(2,090,014)	(24,867,403)	(1,027,271)	(11,556,924)
Net increase	3,444,067	$40,795,699	4,646,864	$52,132,092

31

		Year ended 2-28-15		Year ended 2-28-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	44,841,443	$538,638,175	31,298,034	$354,437,329
Distributions reinvested	7,155,019	82,144,457	4,604,700	51,029,333
Repurchased	(22,743,540)	(270,635,958)	(21,258,484)	(240,965,660)
Net increase	29,252,922	$350,146,674	14,644,250	$164,501,002
Class R2 shares
Sold	75,096	$890,451	38,678	$439,671
Distributions reinvested	4,971	56,777	958	10,700
Repurchased	(11,879)	(134,980)	(5,963)	(68,252)
Net increase	68,188	$812,248	33,673	$382,119
Class R6 shares
Sold	16,700	$197,531	5,745	$63,944
Distributions reinvested	1,336	15,272	420	4,662
Repurchased	(2,266)	(26,284)	(66)	(759)
Net increase	15,770	$186,519	6,099	$67,847
Class NAV shares
Sold	5,275,151	$63,578,517	650,283	$7,367,511
Distributions reinvested	4,483,816	51,522,311	4,299,515	47,380,760
Repurchased	(6,277,534)	(74,639,434)	(39,517,738)	(437,047,061)
Net increase (decrease)	3,481,433	$40,461,394	(34,567,940)	$(382,298,790)
Total net increase	38,424,412	$461,724,827	5,818,244	$73,530,102

Affiliates of the fund owned 9%, 31% and 100% of shares of beneficial interest of Class R2, Class R6 and Class NAV, respectively, on February 28, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $863,458,883 and $550,589,773, respectively, for the year ended February 28, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At February 28, 2015, funds within the John Hancock group of funds complex held 25.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Growth Portfolio	7.9%
John Hancock Lifestyle Balanced Portfolio	7.9%

32

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Shareholder Yield Fund (the "Fund") at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2015

33

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended February 28, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $63,109,101. The fund intends to pass through foreign tax credits of $5,512,959.

The fund paid $92,389,503 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

34

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

36

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

37

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

38

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Epoch Investment Partners, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company+
Citibank, N.A.^

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15
+Through 2-13-15
^Effective 2-17-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

39

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF221040	320A 2/15 4/15

John Hancock

International Core Fund

Annual report 2/28/15

A message to shareholders

Dear fellow shareholder,

Strong economic growth in the United States set the global standard in 2014, and appears to be continuing to do so in 2015. The portfolio teams in our network are generally optimistic about sustained relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but note that opportunities are growing and could reward investors should recoveries in those markets begin in earnest.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve (Fed) in recent years. One effect has been to push the value of the euro down relative to the U.S. dollar, which benefits European exporters by making their goods cheaper.

While the U.S. equity market appears strong, this year will likely present greater challenges for bond investors. The Fed has signaled its intention to raise short-term interest rates at some point in 2015, and that change may have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid asset classes. At John Hancock Investments, we are closely monitoring the liquidity of our fixed-income portfolios and communicating regularly with their portfolio managers about these matters.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of February 28, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
20	Financial statements
24	Financial highlights
36	Notes to financial statements
47	Auditor's report
48	Tax information
49	Trustees and Officers
53	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/15 (%)

The MSCI EAFE Index (gross of foreign withholding tax on dividends) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Benchmark posted generally flat performance

Disappointing economic performance and deflationary risks in Europe were slightly offset by policymakers' decisive measures to stimulate growth.

European holdings, energy positions detracted

Overweights in European value stocks and in the energy sector weighed on the fund's relative results.

Postions in telecommunication services, Spanish equities contributed

The fund's overweight in telecommunication services stocks and our stock selection within the sector contributed to relative performance, as did our stock picking in Spain.

SECTOR COMPOSITION AS OF 2/28/15 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility, and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions.Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Thomas R. Hancock, Ph.D., GMO

 Thomas R. Hancock, Ph.D.
Portfolio Manager
GMO

Although stocks in developed markets outside the United States were volatile during the 12-month period, the return of the fund's benchmark was slightly positive. What factors drove this result?

Positive investor sentiment during the period's early months about improving economic prospects in Europe and Japan gave way to pessimism as growth fell short of expectations. Policymakers responded by expanding stimulus measures, providing a measure of support for equities. U.S. stocks outperformed, helping to lift equities in developed markets outside North America that make up the fund's benchmark, the MSCI EAFE Index. Value stocks within the index underperformed relatively higher-priced growth stocks. Oil prices fell sharply during the latter half of the period, causing energy sector stocks to underperform. On the currency front, the appreciation of the U.S. dollar relative to currencies such as the euro and Japanese yen negatively affected the dollar-denominated investment returns of non-U.S. equities.

European stocks rallied during the spring of 2014, driven by expectations that an economic recovery in the 19-member eurozone currency union would gain momentum. However, data released in August showed that the eurozone's GDP growth had been flat in the second quarter. The European Central Bank (ECB) helped to lift sentiment by expanding stimulus programs and cutting benchmark lending rates to record lows. Despite these initiatives, inflation remained below policymakers' target level, increasing the risk that the eurozone could fall into a deflationary spiral. In January 2015, the ECB addressed these concerns by approving a more than $1 trillion bond-buying program that was larger in scope than many had anticipated. This initiative provided a catalyst for equities early in 2015.

In Japan, doubts set in about the effectiveness of stimulus measures embraced by Prime Minister Shinzo Abe. Enthusiasm waned after an April 1, 2014, increase in the nation's sales tax had a more damaging effect on retail sales and the broader economy than had been expected. Japan's GDP fell in the second and third quarters, indicating that the economy had slipped into a recession. However, Japanese stocks rebounded after Abe's ruling Liberal Democratic Party won a snap election in December 2014. This outcome was seen as providing the Abe government a mandate to continue

4

"Oil prices fell sharply during the latter half of the period, causing energy sector stocks to underperform."
its economic initiatives, including accommodative monetary policies that have devalued the yen to stoke inflation and boost exports.

How did this environment affect the portfolio team's management of the fund?

The market environment generally does not cause us to alter our approach. With a relatively balanced reliance on valuation-based stock selection techniques combined with our top-down assessment, we maintained an approach that we believe makes the fund flexible and responsive to a variety of market conditions. In our view, the constrained economic outlook for many of the world's developed markets highlights the need for strong investment principles and a disciplined investment process.

The fund underperformed relative to its benchmark during the period. What factors had the most significant negative impact?

Our overweight in European value stocks relative to the benchmark weighed on performance, as these equities underperformed their growth-oriented counterparts. Another significant factor was the fund's overweight in energy, the worst-performing sector during the period. The negative impact from this positioning was eased somewhat by a positive contribution from our stock selection within energy. However, the roughly 50% decline in oil prices over the last eight months of the period reduced profitability for many energy companies, and the three holdings that had the largest negative impact on the fund's relative performance were integrated oil and gas firms whose

TOP 10 HOLDINGS AS OF 2/28/15 (%)

Total SA	4.3
BP PLC	3.6
AstraZeneca PLC	2.8
Royal Dutch Shell PLC, Class A	2.7
Nissan Motor Company, Ltd.	2.7
Telefonica SA	2.2
BASF SE	2.1
Sanofi	1.8
Vodafone Group PLC	1.7
Royal Dutch Shell PLC, Class B	1.6
Total	25.5
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"As has been the case for several years, we continue to favor European value stocks in the international market, owing to valuations that we find attractive."

shares declined sharply: Total SA (France), Eni SpA (Italy), and Statoil ASA (Norway). At the country level, our stock selection in France significantly detracted from relative performance.

What factors had the most positive impact on the fund's relative performance?

At the sector level, the fund's overweight in telecommunication services and our stock selection within the sector aided results, as did stock selection within the materials, financials, and healthcare sectors. At the country level, our stock selection in Spain contributed. Among the fund's Spanish holdings, an overweight in financial services company Banco Santander SA was a notable contributor. We sold the fund's position in Banco Santander prior to the end of the period.

Among other individual positions, the most significant contributors included overweights in telecommunication services company Orange SA (France), automakers Daimler AG (Germany) and Nissan Motor Co., Ltd. (Japan), and pharmaceutical company Shire PLC (Ireland). Shares of Orange soared as the company made a series of strategic moves to revive sales growth and profitability after years of decline. As for the two automakers, the weakening of the euro and the yen, respectively, relative to the U.S. dollar aided Daimler and Nissan, making their automobiles more affordable to foreign buyers. Shares of Shire were lifted in the summer of 2014 by a bid from U.S.-based AbbVie Inc. to acquire Shire. AbbVie backed out of the proposed deal in October 2014, sending Shire's stock lower for a time, but the shares recovered late in the period.

TOP 10 COUNTRIES AS OF 2/28/15 (%)

Japan	21.9
United Kingdom	16.6
France	16.5
Germany	12.0
Netherlands	6.3
Spain	4.6
Italy	4.5
Switzerland	2.1
Sweden	1.9
Norway	1.7
Total	88.1
As a percentage of net assets.
Cash and cash equivalents are not included.

6

How was the fund positioned at the end of the period?

As has been the case for several years, we continue to favor European value stocks in the international market, owing to valuations that we find attractive. At the end of the period, this positioning left the portfolio significantly overweight in the energy, utilities, telecommunication services, and consumer discretionary sectors. The fund's overweight in energy stems in part from our view that recent share price declines within the sector have left many energy stocks with attractive valuations. As a result, three of the fund's four largest positions at the end of the period were in energy companies Total, BP PLC (U.K.), and Royal Dutch Shell PLC (Netherlands). The most significant underweight at the sector level was in financials. By country, the fund was overweight in France, Germany, Italy, and Spain, among others.

MANAGED BY

Thomas R. Hancock, Ph.D. On the fund since 2005 Investing since 1995
David Cowan, Ph.D. On the fund since 2009 Investing since 2006
Ben Inker, CFA On the fund since 2014 Investing since 1992
Sam Wilderman, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of Thomas R. Hancock, Ph.D., GMO, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]		5-year	Since inception[1]
Class A	-7.82	6.74	3.33	[1]	38.54	36.33	[1]
Class B2	-8.46	6.73	3.14		38.46	33.99
Class C2	-4.70	7.03	3.15		40.48	34.01
Class I2,3	-2.65	8.28	4.36		48.83	49.68
Class R1[2,3]	-3.38	7.45	3.60		43.23	39.71
Class R2[2,3]	-3.15	7.19	3.02		41.53	32.51
Class R3[3]	-3.28	7.57	8.70	[4]	44.02	61.88	[4]
Class R4[3]	-2.91	7.94	9.07	[4]	46.50	65.09	[4]
Class R5[3]	-2.72	8.20	9.35	[4]	48.33	67.53	[4]
Class R6[2,3]	-2.51	8.37	4.55		49.47	52.27
Class 1[3]	-2.56	8.36	2.48	[5]	49.37	22.56	[5]
Class NAV[3]	-2.51	8.41	2.89	[6]	49.76	27.37	[6]
index†	0.39	8.27	5.04	[1]	48.76	59.22	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class NAV
Gross (%)	1.46	2.64	2.46	1.16	5.93	16.14	19.03	21.15	16.17	14.17	1.06	1.01
Net (%)	1.46	2.31	2.30	1.16	1.90	1.65	1.80	1.40	1.20	1.01	1.06	1.01

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge	Without sales charge	Index
Class B2,7	9-16-05	13,399	13,399	15,922
Class C2,7	9-16-05	13,401	13,401	15,922
Class I2,3	9-16-05	14,968	14,968	15,922
Class R1[2,3]	9-16-05	13,971	13,971	15,922
Class R2[2,3]	9-16-05	13,251	13,251	15,922
Class R3[3]	5-22-09	16,188	16,188	17,667
Class R4[3]	5-22-09	16,509	16,509	17,667
Class R5[3]	5-22-09	16,753	16,753	17,667
Class R6[2,3]	9-16-05	15,227	15,227	15,922
Class 1[3]	11-6-06	12,256	12,256	12,663
Class NAV[3]	8-29-06	12,737	12,737	13,255

The MSCI EAFE Index (gross of foreign withholding tax on dividends) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 9-16-05. On 6-9-06, through a reorganization, the fund acquired all of the assets of the GMO International Disciplined Equity Fund (the predecessor fund). The predecessor fund offered its Class III shares, inception date 9-16-05, in exchange for Class A shares, which were first offered on 6-12-06. The predecessor fund's Class III shares' returns have been recalculated to reflect the gross fees and expenses of Class A shares.
2	Class B, Class C, Class I, and Class R1 shares were first offered on 6-12-06; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class B, Class C, Class I, Class R1, Class R6, and Class R2 shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	From 5-22-09.
5	From 11-6-06.
6	From 8-29-06.
7	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015.

	Beginning Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$973.20	$7.19	1.47%
Class B	1,000.00	969.50	11.28	2.31%
Class C	1,000.00	969.30	11.28	2.31%
Class I	1,000.00	974.90	5.53	1.13%
Class R1	1,000.00	971.50	9.29	1.90%
Class R2	1,000.00	972.40	8.07	1.65%
Class R3	1,000.00	971.90	8.80	1.80%
Class R4	1,000.00	973.70	6.85	1.40%
Class R5	1,000.00	974.70	5.88	1.20%
Class R6	1,000.00	975.70	4.85	0.99%
Class 1	1,000.00	975.50	5.09	1.04%
Class NAV	1,000.00	975.70	4.85	0.99%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.60	$7.35	1.47%
Class B	1,000.00	1,013.30	11.53	2.31%
Class C	1,000.00	1,013.30	11.53	2.31%
Class I	1,000.00	1,023.50	5.66	1.13%
Class R1	1,000.00	1,015.60	9.49	1.90%
Class R2	1,000.00	1,016.60	8.25	1.65%
Class R3	1,000.00	1,015.90	9.00	1.80%
Class R4	1,000.00	1,017.90	7.00	1.40%
Class R5	1,000.00	1,018.80	6.01	1.20%
Class R6	1,000.00	1,019.90	4.96	0.99%
Class 1	1,000.00	1,019.60	5.21	1.04%
Class NAV	1,000.00	1,019.90	4.96	0.99%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 2-28-15
	Shares	Value
Common stocks 96.0%		$1,422,724,750
(Cost $1,374,113,565)
Australia 0.2%		2,368,487
Goodman Fielder, Ltd.	391,953	207,124
Pacific Brands, Ltd.	283,172	104,957
Woodside Petroleum, Ltd.	74,921	2,056,406
Austria 0.4%		5,687,579
OMV AG	87,210	2,508,679
Voestalpine AG	81,423	3,178,900
Belgium 1.0%		15,387,348
Belgacom SA	141,625	5,319,413
Delhaize Group SA	81,793	7,343,803
Solvay SA	15,245	2,262,306
Umicore SA	10,591	461,826
Bermuda 0.0%		410,394
Catlin Group, Ltd.	38,867	410,394
Canada 0.5%		7,526,415
Suncor Energy, Inc. (L)	250,700	7,526,415
Denmark 1.1%		16,936,482
A.P. Moeller - Maersk A/S, Series B	2,228	5,121,792
Carlsberg A/S, Class B	20,852	1,782,615
Novo Nordisk A/S, Class B	58,701	2,809,111
Pandora A/S	31,030	2,829,692
TDC A/S	153,830	1,215,339
Vestas Wind Systems A/S (I)	75,413	3,177,933
Finland 1.1%		15,833,234
Fortum OYJ	192,729	4,384,283
Metso OYJ	12,559	404,039
Neste Oil OYJ	69,822	1,821,364
Nokia OYJ	471,710	3,790,745
Stora Enso OYJ, Series R	66,972	642,996
Tieto OYJ	49,174	1,308,840
UPM-Kymmene OYJ	185,561	3,480,967
France 16.5%		245,234,171
AXA SA	93,308	2,363,999
BNP Paribas SA	58,882	3,422,150
Bouygues SA	124,318	4,923,275
Carrefour SA	120,352	3,976,886
Casino Guichard Perrachon SA	22,077	2,074,518

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Christian Dior SA	3,073	$594,413
Cie de Saint-Gobain	108,828	4,887,758
Cie Generale des Etablissements Michelin	86,248	8,280,358
Credit Agricole SA	261,775	3,672,696
Electricite de France SA	99,528	2,746,534
GDF Suez	675,657	14,991,619
Hermes International SA	663	213,589
LVMH Moet Hennessy Louis Vuitton SA	11,492	2,101,240
Orange SA	1,141,572	20,820,448
Peugeot SA (I)	322,280	5,383,839
Rallye SA	28,873	1,093,030
Renault SA	222,094	21,297,583
Rexel SA	46,973	916,604
Sanofi	276,801	27,073,461
Schneider Electric SE	144,011	11,571,207
Societe Generale SA	100,657	4,637,922
Suez Environnement Company	127,698	2,274,346
Total SA	1,195,287	64,216,389
Valeo SA	13,210	1,984,054
Vallourec SA	50,487	1,187,630
Veolia Environnement SA	209,026	4,068,131
Vinci SA	113,511	6,719,598
Vivendi SA	728,714	17,740,894
Germany 10.4%		153,994,159
Allianz SE	21,026	3,520,858
Aurubis AG	63,913	3,852,570
BASF SE	327,196	31,351,732
Bayerische Motoren Werke AG	78,979	9,982,461
Bilfinger SE	17,130	1,019,668
Daimler AG	246,308	23,858,072
Deutsche Lufthansa AG	210,871	3,087,464
Deutsche Telekom AG	940,713	17,565,105
E.ON SE	1,053,223	17,029,183
Freenet AG	15,391	459,457
Fresenius Medical Care AG & Company KGaA	59,116	4,838,729
HeidelbergCement AG	24,979	1,988,558
K&S AG	142,659	4,604,412
Leoni AG	51,014	3,285,782
Metro AG	81,005	2,709,669
Muenchener Rueckversicherungs AG	18,769	3,895,723
ProSiebenSat.1 Media AG	85,632	4,201,980
Rheinmetall AG	5,626	284,890
RWE AG	274,949	7,687,166

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Germany (continued)
Salzgitter AG	32,437	$926,145
Siemens AG	58,023	6,486,011
Suedzucker AG	2,665	40,506
Volkswagen AG	5,318	1,318,018
Hong Kong 1.2%		18,023,468
Cheung Kong Holdings, Ltd.	200,000	3,958,763
Hong Kong Land Holdings, Ltd.	42,000	317,247
Hutchison Whampoa, Ltd.	133,000	1,816,613
Noble Group, Ltd.	2,840,000	2,022,767
Sun Hung Kai Properties, Ltd.	283,589	4,432,756
Swire Pacific, Ltd., Class A	276,500	3,769,396
The Wharf Holdings, Ltd.	234,000	1,705,926
Ireland 0.7%		9,845,467
CRH PLC	209,564	5,933,647
Shire PLC	48,491	3,911,820
Israel 0.8%		11,937,309
Check Point Software Technologies, Ltd. (I)	97,600	8,148,624
Partner Communications Company, Ltd. (I)	78,394	305,266
Teva Pharmaceutical Industries, Ltd.	61,359	3,483,419
Italy 4.5%		66,441,429
A2A SpA	969,803	982,272
Enel SpA	3,264,930	15,050,527
Eni SpA	1,297,959	24,193,322
Finmeccanica SpA (I)	519,627	6,292,632
Mediaset SpA (I)	530,948	2,445,965
Recordati SpA	8,496	152,911
Snam SpA	282,927	1,431,855
Telecom Italia SpA (I)	8,894,800	10,630,143
Telecom Italia SpA	5,362,320	5,261,802
Japan 21.9%		324,065,307
Aeon Company, Ltd. (L)	120,300	1,288,439
Aisin Seiki Company, Ltd.	27,200	1,002,761
Asahi Glass Company, Ltd.	177,000	1,117,425
Asahi Kasei Corp.	132,000	1,364,454
Asatsu-DK, Inc.	4,700	128,581
Brother Industries, Ltd.	9,500	160,151
Canon, Inc.	321,200	10,447,232
Central Japan Railway Company, Ltd.	28,200	5,247,139
CyberAgent, Inc.	83,800	4,326,248
Daihatsu Motor Company, Ltd.	40,900	585,315
Daiichi Sankyo Company, Ltd.	4,700	73,626

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Daito Trust Construction Company, Ltd.	31,000	$3,360,467
Daiwabo Holdings Company, Ltd.	349,000	583,370
Dena Company, Ltd. (L)	243,661	2,911,509
Fuji Heavy Industries, Ltd.	70,516	2,404,003
Fuji Oil Company, Ltd.	43,900	609,906
FUJIFILM Holdings Corp.	76,100	2,620,174
Gree, Inc. (L)	442,300	2,599,869
Gunze, Ltd.	86,000	234,107
Hanwa Company, Ltd.	312,000	1,210,440
Haseko Corp.	417,700	3,894,923
Hitachi Chemical Company, Ltd.	23,900	528,311
Honda Motor Company, Ltd.	394,503	13,048,266
Hoya Corp.	56,900	2,297,187
Inpex Corp.	458,300	5,417,064
ITOCHU Corp.	725,400	8,124,125
Japan Tobacco, Inc.	217,089	6,852,642
JFE Holdings, Inc.	129,900	3,249,735
JSR Corp.	23,200	424,341
JX Holdings, Inc.	1,131,600	4,585,322
K's Holdings Corp. (L)	100,100	3,090,309
Kawasaki Kisen Kaisha, Ltd.	1,366,000	4,163,148
KDDI Corp.	99,956	6,937,088
Keyence Corp.	6,600	3,375,248
Kobe Steel, Ltd.	1,216,000	2,400,755
Kohnan Shoji Company, Ltd.	22,300	253,065
Kuraray Company, Ltd.	17,400	239,566
Kyocera Corp.	320,800	16,230,867
Leopalace21 Corp. (I)	469,900	2,579,723
Marubeni Corp.	971,024	5,970,313
Medipal Holdings Corp.	102,235	1,302,951
Mitsubishi Chemical Holdings Corp.	714,849	3,985,173
Mitsubishi Corp.	669,595	13,380,999
Mitsubishi Electric Corp.	133,000	1,559,224
Mitsubishi UFJ Financial Group, Inc.	619,700	4,036,075
Mitsui & Company, Ltd.	853,700	11,870,085
Mitsui Engineering & Shipbuilding Company, Ltd.	840,000	1,468,501
Mitsui O.S.K. Lines, Ltd.	821,000	2,936,472
Murata Manufacturing Company, Ltd.	21,600	2,666,568
Nidec Corp.	37,200	2,512,393
Nippon Electric Glass Company, Ltd.	144,000	720,066
Nippon Light Metal Holdings Company, Ltd.	139,900	211,552
Nippon Paper Industries Company, Ltd.	163,900	2,854,894
Nippon Steel & Sumitomo Metal Corp.	583,000	1,550,081
Nippon Telegraph & Telephone Corp.	239,100	14,902,714

SEE NOTES TO FINANCIAL STATEMENTS15

	Shares	Value
Japan (continued)
Nippon Yusen KK	412,000	$1,237,258
Nipro Corp.	41,800	395,688
Nissan Motor Company, Ltd.	3,770,067	39,718,941
Nitori Holdings Company, Ltd.	50,100	3,318,909
North Pacific Bank, Ltd.	52,200	204,397
NTT DOCOMO, Inc.	550,943	9,795,346
Osaka Gas Company, Ltd.	124,000	511,508
Panasonic Corp.	183,500	2,295,231
Resona Holdings, Inc.	939,000	5,277,928
Ricoh Company, Ltd.	183,700	1,825,677
Ryohin Keikaku Company, Ltd.	24,200	3,154,057
Seiko Epson Corp.	67,500	2,484,337
Sekisui House, Ltd.	101,600	1,368,164
Showa Denko KK	349,000	470,060
SMC Corp.	6,300	1,752,992
Sojitz Corp.	2,823,900	4,320,073
Sumitomo Corp.	664,100	7,304,936
Sumitomo Heavy Industries, Ltd.	127,000	790,522
Sumitomo Metal Mining Company, Ltd.	169,000	2,670,694
Sumitomo Mitsui Financial Group, Inc.	106,700	4,251,309
Sumitomo Rubber Industries, Ltd.	36,500	631,807
Takeda Pharmaceutical Company, Ltd.	148,189	7,589,772
The Yokohama Rubber Company, Ltd.	42,000	427,614
Tokyo Electric Power Company, Inc. (I)	559,800	2,195,637
TonenGeneral Sekiyu KK	53,133	502,062
Tosoh Corp.	332,000	1,665,479
Toyota Tsusho Corp.	224,600	6,227,025
Ube Industries, Ltd.	265,000	432,424
UNY Group Holdings Company, Ltd. (L)	327,300	1,891,246
West Japan Railway Company	29,600	1,688,176
Yamada Denki Company, Ltd. (L)	1,329,279	5,771,076
Luxembourg 0.2%		2,496,982
ArcelorMittal	228,565	2,496,982
Netherlands 6.3%		93,625,510
Aegon NV	390,302	3,019,245
Boskalis Westminster NV	8,186	379,735
Corbion NV	29,009	560,140
Delta Lloyd NV	79,730	1,445,888
Heineken NV	49,527	3,861,950
ING Groep NV (I)	119,759	1,776,408
Koninklijke Ahold NV	400,160	7,499,146
Koninklijke BAM Groep NV	91,895	434,132
Koninklijke DSM NV	27,281	1,520,856

16SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Netherlands (continued)
Koninklijke KPN NV	1,618,941	$5,518,110
PostNL NV (I)	636,138	2,835,514
Royal Dutch Shell PLC, Class A	1,225,944	39,939,406
Royal Dutch Shell PLC, Class B	717,501	24,318,848
SNS REAAL NV (I)	69,009	0
Wolters Kluwer NV	15,938	516,132
New Zealand 0.0%		423,773
Chorus, Ltd. (I)	192,037	423,773
Norway 1.7%		25,311,627
Orkla ASA	30,304	237,736
Statoil ASA	565,593	10,624,734
Telenor ASA	208,012	4,168,910
TGS-NOPEC Geophysical Company ASA (L)	80,809	1,966,292
Yara International ASA	151,154	8,313,955
Portugal 0.4%		5,680,945
EDP - Energias de Portugal SA	1,441,204	5,680,945
Singapore 0.2%		2,212,504
Golden Agri-Resources, Ltd.	7,472,000	2,212,504
Spain 4.6%		68,392,679
ACS Actividades de Construccion y Servicios SA	106,525	3,950,364
Enagas SA	87,641	2,685,790
Endesa SA	7,064	142,586
Ferrovial SA	91,314	1,931,920
Gas Natural SDG SA	239,072	5,768,421
Iberdrola SA	1,825,229	12,456,995
Indra Sistemas SA	23,949	254,871
Red Electrica Corp. SA	12,705	1,080,697
Repsol SA	401,057	7,733,176
Telefonica SA	2,084,808	32,387,859
Sweden 1.9%		28,870,485
Investor AB, B Shares	67,364	2,675,736
NCC AB, B Shares	48,530	1,700,886
Sandvik AB	131,630	1,475,365
Securitas AB, Series B	29,673	422,097
Skanska AB, Series B	91,461	2,279,780
Tele2 AB, B Shares	31,606	370,802
Telefonaktiebolaget LM Ericsson, B Shares	637,119	8,227,797
TeliaSonera AB	1,309,897	8,318,501
Volvo AB, Series B	281,949	3,399,521

SEE NOTES TO FINANCIAL STATEMENTS17

	Shares	Value
Switzerland 2.1%		$30,499,794
ABB, Ltd. (I)	323,586	6,934,141
Actelion, Ltd. (I)	26,748	3,202,186
Holcim, Ltd. (I)	64,196	4,952,419
Nestle SA	114,368	8,938,288
Swisscom AG	5,152	2,953,262
Zurich Insurance Group AG (I)	11,005	3,519,498
United Kingdom 16.6%		246,538,951
AstraZeneca PLC	599,333	41,302,320
Aviva PLC	269,135	2,228,061
BAE Systems PLC	865,635	7,094,840
Balfour Beatty PLC	112,334	434,694
BG Group PLC	286,603	4,219,563
BP PLC	7,690,446	52,961,984
British American Tobacco PLC	201,666	11,757,535
BT Group PLC	1,028,657	7,212,232
Carillion PLC	75,523	420,183
Centrica PLC	1,674,919	6,306,057
Compass Group PLC	208,633	3,699,725
Fiat Chrysler Automobiles NV (I)	269,304	4,157,373
GlaxoSmithKline PLC	1,020,651	24,200,995
Home Retail Group PLC	785,718	2,453,321
Imperial Tobacco Group PLC	25,742	1,266,825
J Sainsbury PLC	136,235	570,372
Kingfisher PLC	215,441	1,214,793
Ladbrokes PLC	19,133	34,932
Marks & Spencer Group PLC	383,744	2,982,248
Next PLC	29,632	3,425,269
Pearson PLC	145,172	3,176,115
Prudential PLC	77,935	1,955,876
Reckitt Benckiser Group PLC	99,040	8,939,533
SSE PLC	87,678	2,126,464
Tesco PLC	2,676,079	10,130,253
Trinity Mirror PLC (I)	176,425	550,161
Unilever NV	86,849	3,774,349
Unilever PLC	172,509	7,608,806
Vodafone Group PLC	7,195,455	24,905,703
WM Morrison Supermarkets PLC	778,169	2,345,904
WPP PLC	130,467	3,082,465
United States 1.7%		24,980,251
Catamaran Corp. (I)	228,156	11,396,392
Valeant Pharmaceuticals International, Inc. (I)	68,786	13,583,859

18SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Preferred securities 1.6%				$24,345,158
(Cost $20,349,827)
Germany 1.6%				24,345,158
Porsche Automobil Holding SE			104,445	9,674,780
Volkswagen AG			58,122	14,670,378
	Yield (%)		Shares	Value
Securities lending collateral 1.4%				$21,199,847
(Cost $21,200,059)
John Hancock Collateral Trust (W)	0.0869(Y	)	2,118,883	21,199,847
Short-term investments 1.9%				$27,698,380
(Cost $27,698,380)
Money market funds 1.9%				27,698,380
State Street Institutional Treasury Money Market Fund	0.0000(Y	)	27,698,380	27,698,380
Total investments (Cost $1,443,361,831)† 100.9%				$1,495,968,135
Other assets and liabilities, net (0.9%)				($13,506,785)
Total net assets 100.0%				$1,482,461,350

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 2-28-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 2-28-15.
†	At 2-28-15, the aggregate cost of investment securities for federal income tax purposes was $1,473,820,402. Net unrealized appreciation aggregated $22,147,733, of which $92,233,389 related to appreciated investment securities and $70,085,656 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 2-28-15

Assets
Investments in unaffiliated issuers, at value (Cost $1,422,161,772), including $20,116,291 of securities loaned	$1,474,768,288
Investments in affiliated funds, at value (Cost $21,200,059)	21,199,847
Total investments, at value (cost $1,443,361,831)	$1,495,968,135
Foreign currency, at value (Cost $1,698,418)	1,694,540
Receivable for investments sold	265,800
Receivable for fund shares sold	2,708,776
Dividends and interest receivable	4,425,866
Receivable for securities lending income	61,099
Receivable due from advisor	559
Other receivables and prepaid expenses	51,166
Total assets	1,505,175,941
Liabilities
Payable for fund shares repurchased	818,574
Payable upon return of securities loaned	21,163,249
Payable to affiliates
Accounting and legal services fees	31,565
Transfer agent fees	120,767
Distribution and service fees	168
Trustees' fees	2,693
Other liabilities and accrued expenses	577,575
Total liabilities	22,714,591
Net assets	$1,482,461,350
Net assets consist of
Paid-in capital	$1,492,206,498
Undistributed net investment income	574,279
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(62,888,288)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	52,568,861
Net assets	$1,482,461,350

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($111,526,082 ÷ 3,358,725 shares)1	$33.20
Class B ($2,501,568 ÷ 75,540 shares)1	$33.12
Class C ($12,351,040 ÷ 372,967 shares)1	$33.12
Class I ($541,378,408 ÷ 16,248,829 shares)	$33.32
Class R1 ($514,967 ÷ 15,531 shares)	$33.16
Class R2 ($214,317 ÷ 6,428 shares)	$33.34
Class R3 ($198,292 ÷ 5,944.8 shares)	$33.36
Class R4 ($141,103 ÷ 4,236 shares)	$33.31
Class R5 ($136,423 ÷ 4,097 shares)	$33.30
Class R6 ($169,297 ÷ 5,075 shares)	$33.36
Class 1 ($41,932,496 ÷ 1,256,714 shares)	$33.37
Class NAV ($771,397,357 ÷ 23,140,727 shares)	$33.34
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$34.95

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS21

STATEMENT OF OPERATIONS   For the year ended 2-28-15

Investment income
Dividends	$50,137,690
Securities lending	1,884,329
Interest	1,958
Less foreign taxes withheld	(4,196,789)
Total investment income	47,827,188
Expenses
Investment management fees	13,061,038
Distribution and service fees	498,458
Accounting and legal services fees	191,219
Transfer agent fees	790,615
Trustees' fees	22,918
State registration fees	189,621
Printing and postage	84,468
Professional fees	125,762
Custodian fees	1,409,882
Registration and filing fees	39,669
Other	32,947
Total expenses	16,446,597
Less expense reductions	(203,794)
Net expenses	16,242,803
Net investment income	31,584,385
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	120,517,702
Investments in affiliated issuers	26
Futures contracts	1,026,813
121,544,541
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(194,624,454)
Investments in affiliated issuers	(348)
(194,624,802)
Net realized and unrealized loss	(73,080,261)
Decrease in net assets from operations	($41,495,876)

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 2-28-15	Year ended 2-28-14
Increase (decrease) in net assets
From operations
Net investment income	$31,584,385	$46,405,758
Net realized gain	121,544,541	107,879,168
Change in net unrealized appreciation (depreciation)	(194,624,802)	170,776,450
Increase (decrease) in net assets resulting from operations	(41,495,876)	325,061,376
Distributions to shareholders
From net investment income
Class A	(3,337,701)	(2,725,982)
Class B	(60,350)	(67,781)
Class C	(272,511)	(122,674)
Class I	(19,689,726)	(15,844,643)
Class R1	(12,379)	(9,593)
Class R2	(6,327)	(3,451)
Class R3	(5,356)	(3,281)
Class R4	(2,953)	(2,592)
Class R5	(4,261)	(3,325)
Class R6	(5,738)	(4,764)
Class 1	(1,452,520)	(1,354,021)
Class NAV	(26,695,437)	(26,043,066)
Total distributions	(51,545,259)	(46,185,173)
From fund share transactions	59,050,987	97,994,393
Total increase (decrease)	(33,990,148)	376,870,596
Net assets
Beginning of year	1,516,451,498	1,139,580,902
End of year	$1,482,461,350	$1,516,451,498
Undistributed net investment income	$574,279	$19,791,794

SEE NOTES TO FINANCIAL STATEMENTS23

Financial highlights

Class A Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.40	$28.81		$27.72	$30.85	$25.74
Net investment income[1]	0.62	1.05	[2]	0.71	0.58	0.33
Net realized and unrealized gain (loss) on investments	(1.77)	6.52		1.31	(3.32)	5.09
Total from investment operations	(1.15)	7.57		2.02	(2.74)	5.42
Less distributions
From net investment income	(1.05)	(0.98)		(0.93)	(0.39)	(0.31)
Net asset value, end of period	$33.20	$35.40		$28.81	$27.72	$30.85
Total return (%)[3,4]	(2.98)	26.56		7.41	(8.73)	21.13
Ratios and supplemental data
Net assets, end of period (in millions)	$112	$109		$91	$374	$333
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.46		1.58	1.58	1.61
Expenses including reductions	1.47	1.46		1.58	1.58	1.60
Net investment income	1.81	3.27	[2]	2.66	2.05	1.21
Portfolio turnover (%)	81	47		53	42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

24SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.27	$28.70		$27.61	$30.70	$25.62
Net investment income[1]	0.34	0.73	[2]	0.42	0.44	0.18
Net realized and unrealized gain (loss) on investments	(1.74)	6.53		1.41	(3.34)	5.01
Total from investment operations	(1.40)	7.26		1.83	(2.90)	5.19
Less distributions
From net investment income	(0.75)	(0.69)		(0.74)	(0.19)	(0.11)
Net asset value, end of period	$33.12	$35.27		$28.70	$27.61	$30.70
Total return (%)[3,4]	(3.77)	25.50		6.71	(9.38)	20.28
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3		$3	$4	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	2.66	2.64		2.94	2.49	2.36
Expenses including reductions	2.31	2.30		2.30	2.30	2.30
Net investment income	1.02	2.28	[2]	1.56	1.58	0.65
Portfolio turnover (%)	81	47		53	42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS25

Class C Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.27	$28.70		$27.61	$30.71	$25.62
Net investment income[1]	0.29	0.83	[2]	0.42	0.43	0.17
Net realized and unrealized gain (loss) on investments	(1.68)	6.43		1.41	(3.34)	5.03
Total from investment operations	(1.39)	7.26		1.83	(2.91)	5.20
Less distributions
From net investment income	(0.76)	(0.69)		(0.74)	(0.19)	(0.11)
Net asset value, end of period	$33.12	$35.27		$28.70	$27.61	$30.71
Total return (%)[3,4]	(3.76)	25.50		6.71	(9.41)	20.32
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$8		$4	$4	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	2.30	2.46		2.77	2.50	2.47
Expenses including reductions	2.29	2.30		2.30	2.30	2.30
Net investment income	0.86	2.59	[2]	1.54	1.53	0.62
Portfolio turnover (%)	81	47		53	42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

26SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.52	$28.90		$27.78	$30.94	$25.80
Net investment income[1]	0.71	1.10	[2]	0.68	0.72	0.45
Net realized and unrealized gain (loss) on investments	(1.76)	6.60		1.49	(3.36)	5.12
Total from investment operations	(1.05)	7.70		2.17	(2.64)	5.57
Less distributions
From net investment income	(1.15)	(1.08)		(1.05)	(0.52)	(0.43)
Net asset value, end of period	$33.32	$35.52		$28.90	$27.78	$30.94
Total return (%)[3]	(2.65)	26.94		7.92	(8.33)	21.73
Ratios and supplemental data
Net assets, end of period (in millions)	$541	$527		$392	$411	$291
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.15		1.17	1.16	1.12
Expenses including reductions	1.13	1.15		1.17	1.16	1.12
Net investment income	2.08	3.42	[2]	2.49	2.54	1.61
Portfolio turnover (%)	81	47		53	42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R1 Shares Period ended	2-28-15	2-28-14		2-28-13		2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.33	$28.75		$27.66		$30.77	$25.67
Net investment income[1]	0.43	0.85	[2]	0.51		0.53	0.24
Net realized and unrealized gain (loss) on investments	(1.70)	6.56		1.43		(3.33)	5.06
Total from investment operations	(1.27)	7.41		1.94		(2.80)	5.30
Less distributions
From net investment income	(0.90)	(0.83)		(0.85)		(0.31)	(0.20)
Net asset value, end of period	$33.16	$35.33		$28.75		$27.66	$30.77
Total return (%)[3]	(3.38)	26.00		7.10		(9.00)	20.71
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[4]	—	[4]	— [4]	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.91	5.71		7.16		7.37	6.88
Expenses including reductions	1.90	1.90		1.90		1.90	1.92
Net investment income	1.26	2.67	[2]	1.87		1.88	0.90
Portfolio turnover (%)	81	47		53		42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

28SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	2-28-15	2-28-14		2-28-13	[1]
Per share operating performance
Net asset value, beginning of period	$35.53	$28.91		$27.80
Net investment income[2]	0.51	0.94	[3]	0.59
Net realized and unrealized gain (loss) on investments	(1.72)	6.60		1.43
Total from investment operations	(1.21)	7.54		2.02
Less distributions
From net investment income	(0.98)	(0.92)		(0.91)
Net asset value, end of period	$33.34	$35.53		$28.91
Total return (%)[4]	(3.15)	26.32		7.39
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.98	15.89		20.70
Expenses including reductions	1.65	1.65		1.65
Net investment income	1.51	2.94	[3]	2.16
Portfolio turnover (%)	81	47		53

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS29

Class R3 Shares Period ended	2-28-15	2-28-14		2-28-13		2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.54	$28.92		$27.80		$30.94	$25.80
Net investment income[1]	0.48	1.09	[2]	0.53		0.57	0.29
Net realized and unrealized gain (loss) on investments	(1.73)	6.40		1.46		(3.38)	5.08
Total from investment operations	(1.25)	7.49		1.99		(2.81)	5.37
Less distributions
From net investment income	(0.93)	(0.87)		(0.87)		(0.33)	(0.23)
Net asset value, end of period	$33.36	$35.54		$28.92		$27.80	$30.94
Total return (%)[3]	(3.28)	26.12		7.28		(8.95)	20.87
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	—	[4]	—	[4]	— [4]	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	9.34	18.96		47.36		45.66	44.55
Expenses including reductions	1.80	1.80		1.80		1.80	1.83
Net investment income	1.40	3.36	[2]	1.93		2.01	1.05
Portfolio turnover (%)	81	47		53		42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

30SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	2-28-15	2-28-14		2-28-13		2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.51	$28.89		$27.79		$30.94	$25.80
Net investment income[1]	0.69	0.99	[2]	0.64		0.65	0.37
Net realized and unrealized gain (loss) on investments	(1.82)	6.63		1.44		(3.38)	5.08
Total from investment operations	(1.13)	7.62		2.08		(2.73)	5.45
Less distributions
From net investment income	(1.07)	(1.00)		(0.98)		(0.42)	(0.31)
Net asset value, end of period	$33.31	$35.51		$28.89		$27.79	$30.94
Total return (%)[3]	(2.91)	26.66		7.61		(8.67)	21.21
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	—	[4]	—	[4]	— [4]	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.63	21.10		42.45		42.74	44.22
Expenses including reductions	1.40	1.40		1.43		1.50	1.53
Net investment income	2.01	3.05	[2]	2.34		2.29	1.34
Portfolio turnover (%)	81	47		53		42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS31

Class R5 Shares Period ended	2-28-15	2-28-14		2-28-13		2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.51	$28.90		$27.78		$30.94	$25.79
Net investment income[1]	0.70	1.11	[2]	0.70		0.73	0.44
Net realized and unrealized gain (loss) on investments	(1.77)	6.57		1.45		(3.38)	5.10
Total from investment operations	(1.07)	7.68		2.15		(2.65)	5.54
Less distributions
From net investment income	(1.14)	(1.07)		(1.03)		(0.51)	(0.39)
Net asset value, end of period	$33.30	$35.51		$28.90		$27.78	$30.94
Total return (%)[3]	(2.72)	26.87		7.88		(8.38)	21.59
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	—	[4]	—	[4]	— [4]	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	12.76	16.15		21.14		20.87	31.41
Expenses including reductions	1.20	1.20		1.20		1.20	1.22
Net investment income	2.05	3.45	[2]	2.57		2.58	1.58
Portfolio turnover (%)	81	47		53		42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

32SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	2-28-15	2-28-14		2-28-13		2-29-12	[1]
Per share operating performance
Net asset value, beginning of period	$35.57	$28.94		$27.82		$28.00
Net investment income[2]	0.76	1.13	[3]	0.73		0.26
Net realized and unrealized gain (loss) on investments	(1.77)	6.60		1.45		0.10
Total from investment operations	(1.01)	7.73		2.18		0.36
Less distributions
From net investment income	(1.20)	(1.10)		(1.06)		(0.54)
Net asset value, end of period	$33.36	$35.57		$28.94		$27.82
Total return (%)[4]	(2.51)	27.00		7.95		1.49	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	11.51	14.17		21.97		16.83	[7]
Expenses including reductions	1.00	1.12		1.12		1.12	[7]
Net investment income	2.22	3.50	[3]	2.66		1.98	[7]
Portfolio turnover (%)	81	47		53		42	[8]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 3-1-11 to 2-29-12.

SEE NOTES TO FINANCIAL STATEMENTS33

Class 1 Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.58	$28.94		$27.82	$30.99	$25.84
Net investment income[1]	0.76	1.14	[2]	0.75	0.79	0.50
Net realized and unrealized gain (loss) on investments	(1.78)	6.61		1.44	(3.41)	5.09
Total from investment operations	(1.02)	7.75		2.19	(2.62)	5.59
Less distributions
From net investment income	(1.19)	(1.11)		(1.07)	(0.55)	(0.44)
Net asset value, end of period	$33.37	$35.58		$28.94	$27.82	$30.99
Total return (%)[3]	(2.56)	27.09		8.00	(8.27)	21.75
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$44		$37	$39	$47
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.06		1.08	1.07	1.07
Expenses including reductions	1.05	1.06		1.08	1.07	1.07
Net investment income	2.20	3.53	[2]	2.76	2.76	1.83
Portfolio turnover (%)	81	47		53	42	39

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

34SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	2-28-15	2-28-14		2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$35.55	$28.92		$27.80	$30.98	$25.82
Net investment income[1]	0.77	1.14	[2]	0.82	0.81	0.51
Net realized and unrealized gain (loss) on investments	(1.78)	6.62		1.38	(3.43)	5.10
Total from investment operations	(1.01)	7.76		2.20	(2.62)	5.61
Less distributions
From net investment income	(1.20)	(1.13)		(1.08)	(0.56)	(0.45)
Net asset value, end of period	$33.34	$35.55		$28.92	$27.80	$30.98
Total return (%)[3]	(2.51)	27.14		8.06	(8.24)	21.85
Ratios and supplemental data
Net assets, end of period (in millions)	$771	$823		$611	$753	$920
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.01		1.03	1.02	1.02
Expenses including reductions	1.00	1.00		1.03	1.02	1.02
Net investment income	2.25	3.54	[2]	3.03	2.84	1.87
Portfolio turnover (%)	81	47		53	42	39

1	Based on average daily shares outstanding.
2	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.24 and 0.77%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS35

Notes to financial statements

Note 1 — Organization

John Hancock International Core Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund.

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

36

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of February 28, 2015, by major security category or type:

	Total market value at 2-28-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$2,368,487	—	$2,368,487	—
Austria	5,687,579	—	5,687,579	—
Belgium	15,387,348	—	15,387,348	—
Bermuda	410,394	—	410,394	—
Canada	7,526,415	$7,526,415	—	—
Denmark	16,936,482	—	16,936,482	—
Finland	15,833,234	—	15,833,234	—
France	245,234,171	—	245,234,171	—
Germany	153,994,159	—	153,994,159	—
Hong Kong	18,023,468	—	18,023,468	—
Ireland	9,845,467	—	9,845,467	—
Israel	11,937,309	8,148,624	3,788,685	—
Italy	66,441,429	—	66,441,429	—
Japan	324,065,307	—	324,065,307	—
Luxembourg	2,496,982	—	2,496,982	—
Netherlands	93,625,510	—	93,625,510	—
New Zealand	423,773	—	423,773	—
Norway	25,311,627	—	25,311,627	—
Portugal	5,680,945	—	5,680,945	—
Singapore	2,212,504	—	2,212,504	—
Spain	68,392,679	—	68,392,679	—
Sweden	28,870,485	—	28,870,485	—
Switzerland	30,499,794	—	30,499,794	—
United Kingdom	246,538,951	—	246,538,951	—
United States	24,980,251	24,980,251	—	—
Preferred securities	24,345,158	—	24,345,158	—
Securities lending collateral	21,199,847	21,199,847	—	—
Short-term investments	27,698,380	27,698,380	—	—
Total Investments in Securities	$1,495,968,135	$89,553,517	$1,406,414,618	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

37

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended February 28, 2015 were $552. For the year ended February 28, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an

38

equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of February 28, 2015, the fund has a capital loss carryforward of $21,824,866 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital Loss Carryforward Expiring February 28,
2018	2019
14,781,454	7,043,412

Net capital losses of $11,817,778 that are the result of security transactions occurring after October 31, 2014, are treated as occurring on March 1, 2015, the first day of the fund's next taxable year.

As of February 28, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended February 28, 2015 and 2014 was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$51,545,249	$46,185,173

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of February 28, 2015, the components of distributable earnings on a tax basis consisted of $1,813,600 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, and wash sale loss deferrals.

39

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended February 28, 2015, the fund used futures contracts to gain exposure to certain securities markets and to maintain diversity and liquidity of the portfolio. During the year ended the February 28, 2015, the fund held futures contracts with notional values up to $42.6 million. There were no open futures contracts as of February 28, 2015.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain

40

or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended February 28, 2015, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates and to adjust exposure to foreign currencies. During the year ended February 28, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $762 million, as measured at each quarter end. There were no open forward contracts as of February 28, 2015.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended February 28, 2015:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency translations*	Total
Interest rate contracts	Net realized gain (loss)	$1,026,813	—	$1,026,813
Foreign exchange contracts	Net realized gain (loss)	—	($1,218,099)	(1,218,099)
Total		$1,026,813	($1,218,099)	($191,286)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended February 28, 2015:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	$1,989,880

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.920% of the first $100 million of the fund's average daily net assets; b) 0.895% of the next $900 million of the fund's average daily net assets; c) 0.880% of the next $1 billion of the fund's average daily net assets; d) 0.850% of the next $1 billion of the fund's average daily net assets; e) 0.825% of the next $1 billion of the fund's average daily net assets; and f) 0.800% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended February 28, 2015, this

41

waiver amounted to 0.01% of the fund's average net assets on an annualized basis.This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 2.30%, 1.90%, 1.65%, 1.80%, 1.40%, 1.20% and 1.12% of average annual net assets for Class C, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares, respectively. These expense limitations will remain in effect through June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2014, Class A and Class B shares had fee waivers and/or reimbursements such that the expenses would not exceed 1.60% and 2.30% for Class A and Class B shares, respectively.

The Advisor has contractually agreed to waive fees and/or reimburse Rule 12b-1 fees, blue sky fees, printing fees, class offering fees and transfer agent expenses for Class R6 shares to the extent that these expenses will not exceed 0.00% of average annual net assets. This expense limitation will remain in effect through June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above for the year ended February 28, 2015 amounted to:

Class	Expense reduction	Class	Expense reduction
Class A	7,698	Class R4	14,360
Class B	10,492	Class R5	14,365
Class C	837	Class R6	16,662
Class I	39,162	Class NAV	53,938
Class R1	13,245	Class 1	3,047
Class R2	14,925	Total	202,995
Class R3	14,264

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended February 28, 2015 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended February 28, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5, the fund pays for

42

certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class 1	0.05%	—
Class R2	0.25%	0.25%

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $102 for Class R4 shares for the year ended February 28, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $774,823 for the year ended February 28, 2015. Of this amount, $132,759 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $637,215 was paid as sales commissions to broker-dealers and $4,849 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended February 28, 2015, CDSCs received by the Distributor amounted to $10,336, $4,379 and $1,334 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended February 28, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$325,198	$138,273	$23,640	$18,330
Class B	29,952	3,833	15,230	385
Class C	117,042	14,841	17,130	1,498
Class I	—	633,458	43,725	63,836
Class R1	2,537	76	14,477	115

43

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class R2	717	35	15,429	53
Class R3	1,192	33	14,501	50
Class R4	318	18	14,501	28
Class R5	50	21	14,501	37
Class R6	—	27	16,487	136
Class NAV	—	—	—	—
Class 1	21,452	—	—	—
Total	$498,458	$790,615	$189,621	$84,468

During the year ended Feburary 28, 2015, an unaffiliated blue sky registration agent reimbursed Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, and Class R5 shares for state registration fees of $87, $87, $87, $91, $86, $87, $86, and $86, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended February 28, 2015 and 2014 were as follows:

		Year ended 2-28-15		Year ended 2-28-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,241,454	$42,456,199	1,193,640	$38,456,859
Distributions reinvested	107,972	3,280,189	81,472	2,673,898
Repurchased	(1,080,319)	(37,612,136)	(1,331,870)	(42,221,240)
Net increase (decrease)	269,107	$8,124,252	(56,758)	($1,090,483)
Class B shares
Sold	9,074	$315,452	13,546	$440,429
Distributions reinvested	1,872	56,821	1,976	64,743
Repurchased	(31,309)	(1,037,633)	(29,505)	(928,889)
Net decrease	(20,363)	($665,360)	(13,983)	($423,717)
Class C shares
Sold	231,098	$7,958,404	117,924	$3,922,667
Distributions reinvested	8,342	253,168	3,341	109,417
Repurchased	(101,787)	(3,421,510)	(39,449)	(1,256,759)
Net increase	137,653	$4,790,062	81,816	$2,775,325
Class I shares
Sold	5,235,922	$179,552,256	4,439,315	$141,793,583
Distributions reinvested	632,252	19,258,385	476,506	15,681,818
Repurchased	(4,446,623)	(145,611,804)	(3,669,369)	(120,019,840)
Net increase	1,421,551	$53,198,837	1,246,452	$37,455,561

44

		Year ended 2-28-15		Year ended 2-28-14
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	3,746	$124,458	1,918	$59,034
Distributions reinvested	246	7,481	193	6,367
Repurchased	(308)	(10,445)	(671)	(22,021)
Net increase	3,684	$121,494	1,440	$43,380
Class R2 shares
Sold	2,960	$102,837	1,462	$51,139
Distributions reinvested	79	2,425	4	113
Repurchased	(1,674)	(56,687)	—	—
Net increase	1,365	$48,575	1,466	$51,252
Class R3 shares
Sold	1,076	$38,435	3,627	$118,957
Distributions reinvested	143	4,360	71	2,354
Repurchased	(6)	(192)	(176)	(5,970)
Net increase	1,213	$42,603	3,522	$115,341
Class R4 shares
Sold	1,715	$55,440	1,820	$58,734
Distributions reinvested	59	1,808	46	1,518
Repurchased	(777)	(28,484)	(3)	(104)
Net increase	997	$28,764	1,863	$60,148
Class R5 shares
Sold	1,031	$35,089	615	$19,956
Distributions reinvested	100	3,041	66	2,178
Repurchased	(390)	(14,135)	(88)	(2,755)
Net increase	741	$23,995	593	$19,379
Class R6 shares
Sold	630	$21,025	629	$21,064
Distributions reinvested	47	1,437	26	843
Repurchased	(53)	(1,830)	(3)	(99)
Net increase	624	$20,632	652	$21,808
Class 1 shares
Sold	162,098	$5,543,589	135,764	$4,396,731
Distributions reinvested	47,624	1,452,520	41,081	1,354,021
Repurchased	(202,727)	(6,836,578)	(219,509)	(7,109,480)
Net increase	6,995	$159,531	(42,664)	($1,358,728)
Class NAV shares
Sold	1,300,450	$43,997,681	2,032,900	$61,320,907
Distributions reinvested	876,122	26,695,437	790,861	26,043,066
Repurchased	(2,193,503)	(77,535,516)	(787,930)	(27,038,846)
Net increase (decrease)	(16,931)	($6,842,398)	2,035,831	$60,325,127
Total net increase	1,806,636	$59,050,987	3,260,230	$97,994,393

45

Affiliates of the fund owned 24%, 55%, 18%, 25%, 26%, and 71% of shares of beneficial interest of Class R1, Class R2, Class R3, Class R4, Class R5, and Class 6, respectively, on February 28, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,215,597,068 and $1,173,784,675, respectively, for the year ended February 28, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At February 28, 2015, funds within the John Hancock group of funds complex held 52.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Portfolio	Affiliated Concentration
Lifestyle Growth Fund	19.6%
Lifestyle Balanced Fund	16.2%
Lifestyle Aggressive Fund	8.0%

46

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III International Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Core Fund (the "Fund") at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2015

47

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended February 28, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $38,996,751. The fund intends to pass through foreign tax credits of $2,463,843.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

48

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

49

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

50

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

51

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

52

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Grantham, Mayo, Van Otterloo & Co. LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company+
Citibank, N.A.^

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15
+Through 4-24-15
^Effective 4-27-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

53

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF221042	66A 2/15 4/15

John Hancock

International Growth Fund

Annual report 2/28/15

A message to shareholders

Dear fellow shareholder,

Strong economic growth in the United States set the global standard in 2014, and appears to be continuing to do so in 2015. The portfolio teams in our network are generally optimistic about sustained relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but note that opportunities are growing and could reward investors should recoveries in those markets begin in earnest.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve (Fed) in recent years. One effect has been to push the value of the euro down relative to the U.S. dollar, which benefits European exporters by making their goods cheaper.

While the U.S. equity market appears strong, this year will likely present greater challenges for bond investors. The Fed has signaled its intention to raise short-term interest rates at some point in 2015, and that change may have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid asset classes. At John Hancock Investments, we are closely monitoring the liquidity of our fixed-income portfolios and communicating regularly with their portfolio managers about these matters.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of February 28, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
24	Notes to financial statements
33	Auditor's report
34	Tax information
35	Trustees and Officers
39	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/15 (%)

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the performance of growth-oriented developed market stocks within Europe, Australasia, and the Far East.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Accommodative monetary policy supported equities

Many international stocks overcame tepid global economic growth and heightened geopolitical risks to post modestly positive returns for the period.

Stock selection and sector allocation drove results

The fund outperformed the MSCI AC World ex-USA Growth Index, primarily due to stock selection in the financials and information technology sectors, as well as an underweight in the energy sector.

Emerging-market exposure also helped

Emerging markets outperformed developed markets for the period; the fund was overweight in the asset class compared with the benchmark.

SECTOR COMPOSITION AS OF 2/28/15 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Growth stocks may be subject to greater price fluctuations because their prices tend to place greater emphasis on earnings expectations. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager John A. Boselli, CFA, Wellington Management Company LLP

 John A. Boselli, CFA
Portfolio Manager
Wellington Management Company LLP

Can you talk about changes in management and changes to the fund's benchmark index?

Effective on the close of business July 15, 2014, Wellington Management Company LLP (Wellington) replaced GMO as the fund's investment manager. As part of this transition, the fund's benchmark was changed from the MSCI EAFE Growth Index to the MSCI AC World ex-USA Growth Index to better reflect the fund's investments under Wellington's management. Performance prior to July 15, 2014, reflects the management of the fund by GMO, while performance afterward reflects the management by Wellington.

Global markets climbed for much of the past twelve months. What kept stocks in the win column?

Stocks in developed and emerging markets climbed higher during the 12-month period ended February 28, 2015, as measured by the fund's benchmark.

Markets benefited from several positive factors early in the period, including generally solid profits from U.S. companies and encouraging economic data in Europe. Investors were reassured by comments from the European Central Bank (ECB) and Chinese government suggesting that they would apply more stimulus to their economies. The ECB followed through in the second quarter of 2014 by introducing a set of policies to fight deflation and jump-start growth. In addition, the People's Bank of China announced a cut in a bank reserve requirement in order to stimulate lending and growth.

Despite risks stemming from heightened military tensions in Ukraine and a growing terrorist threat in the Middle East, tepid economic data out of Europe, and a negative first-quarter growth reading in the United States, investors continued to bid up stocks through the first half of 2014.

Global stocks fell for the first time in the period in July, and risk levels remained heightened through the end of 2014 as oil prices plunged, Japan's recession deepened, and both Europe and China produced lackluster economic growth.

4

"As global economic growth slowed, we sought out companies that were increasing productivity to improve profits and lower expenses."

Yet stocks were able to withstand these risks due to the continuation of supportive economic policies. The latest catalyst was provided by the ECB, which late in the period announced a €1.0 trillion (US$1.3 trillion) bond-buying program intended to discourage holding cash and to instead spur investment.

How did the fund's management respond to these market conditions?

As global economic growth slowed, we sought out companies that were increasing productivity to improve profits and lower expenses. This trend has led us to overweight outsourcing and software stocks such as Israel's Check Point Software Technologies Ltd., which offers low-cost outsourcing of information technology (IT) security to global business customers. We also favored stocks such as Netherlands-based ASML Holding NV, which makes the most critical equipment used by semiconductor makers and is benefiting from growing demand for chips in a wide variety of products.

We have also been overweighting healthcare, focusing on companies that are leaders in the development of innovative treatments that target the immune system to battle cancer. These include top holding Novartis AG (Switzerland), Novo Nordisk A/S (Denmark), ONO Pharmaceutical Company, Ltd. (Japan), and AstraZeneca PLC (United Kingdom).

What factors at the sector and country level impacted performance?

For the 12 months ended February 28, 2015, the fund outperformed its benchmark by a meaningful

TOP 10 HOLDINGS AS OF 2/28/15 (%)

Novartis AG	4.0
Roche Holding AG	3.3
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	2.7
British American Tobacco PLC	2.6
Anheuser-Busch InBev NV	2.6
Novo Nordisk A/S, Class B	2.6
Tencent Holdings, Ltd.	2.3
AIA Group, Ltd.	2.0
Compass Group PLC	1.8
Next PLC	1.7
Total	25.6
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"From a regional perspective, stock selection in Europe, particularly the United Kingdom, and emerging markets helped performance."

margin. Strong stock selection was the leading contributor, particularly in the financials and IT sectors. An underweight in energy and an overweight in healthcare also helped returns.

Adverse stock picking and a slight underweight in the consumer discretionary sector were the primary detractors from the fund's performance.

From a regional perspective, stock selection in Europe, particularly the United Kingdom, and emerging markets helped performance.

What stocks had the greatest impact on performance during the year?

Novartis, which delivered strong revenue and profit growth from its eye care and generic drug businesses, was one of the top contributors. Its shares rose in anticipation of launches of treatments for psoriasis and heart failure.

Shares of Taiwan Semiconductor Manufacturing Company, Ltd. also performed well, boosted by profit and sales results that beat expectations of increasing demand for chips used in smartphones. Also contributing was Check Point Software, whose shares rose as improved profits were driven by an increase in large deals.

Asian financials companies were also major contributors. PICC Property & Casualty Company, Ltd., a Chinese property and casualty insurer, saw its shares rise as losses in its auto business dropped

TOP 10 COUNTRIES AS OF 2/28/15 (%)

United Kingdom	22.5
Switzerland	13.3
China	10.4
Taiwan	7.9
Denmark	5.8
Netherlands	5.4
United States	4.5
Japan	4.0
India	3.4
Hong Kong	3.3
Total	80.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

and underwriting improved, while shares of India-based HDFC Bank, Ltd. rose thanks to government reforms to stimulate infrastructure spending.

Among the positions that detracted from returns were Henderson Group PLC, a U.K.-based investment manager, whose shares declined as inflows of assets were lower than expected while European equity markets fell in value. Sands China Ltd., a leading casino operator in Macau, was hurt by declining gambling activity in the region, while Methanex Corp., the world's largest methanol producer, saw its shares fall as sharply declining oil prices pressured the stock. We sold the fund's positions in Methanex and Henderson Group during the period.

How was the fund positioned at the end of the period?

The fund's largest overweights continued to be in the healthcare, IT, and financials sectors while its top underweights included industrials, materials, consumer staples, and energy. On a regional basis, we maintained the fund's overweights in Europe, the United Kingdom in particular, as well as emerging markets, led by allocations to China and Taiwan.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	0.63	10.14	5.52	62.11	59.77
Class B	0.67	10.17	5.35	62.27	57.59
Class C	4.23	10.43	5.34	64.21	57.37
Class I2	6.33	11.69	6.57	73.80	74.26
Class 1[2]	6.39	11.76	6.62	74.36	74.92
Index 1†	3.24	7.76	4.99	45.27	52.93
Index 2†	1.88	8.95	4.86	53.50	51.22
Index 3†	0.39	8.27	4.15	48.76	42.57

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class 1 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class 1
Gross (%)	1.56	3.29	2.62	1.22	1.12
Net (%)	1.56	2.37	2.30	1.22	1.12

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Growth Index; Index 3 is the MSCI EAFE Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in three separate indexes.

	Start date	With maximum sales charge	Without sales charge	Index 1	Index 2	Index 3
Class B3	6-12-06	15,759	15,759	15,293	15,122	14,257
Class C3	6-12-06	15,737	15,737	15,293	15,122	14,257
Class I2	6-12-06	17,426	17,426	15,293	15,122	14,257
Class 1[2]	6-12-06	17,492	17,492	15,293	15,122	14,257

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the performance of growth-oriented developed market stocks within Europe, Australasia, and the Far East.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 6-12-06.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015.

	Beginning Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,042.20	$7.70	1.52%
Class B	1,000.00	1,038.00	11.98	2.37%
Class C	1,000.00	1,037.90	11.62	2.30%
Class I	1,000.00	1,043.80	6.03	1.19%
Class 1	1,000.00	1,044.00	5.47	1.08%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on September 1, 2014, with the same investment held until February 28, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account value on 9-1-2014	Ending value on 2-28-2015	Expenses paid during period ended 2-28-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.30	$7.60	1.52%
Class B	1,000.00	1,013.00	11.83	2.37%
Class C	1,000.00	1,013.40	11.48	2.30%
Class I	1,000.00	1,018.90	5.96	1.19%
Class 1	1,000.00	1,019.40	5.41	1.08%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 2-28-15
	Shares	Value
Common stocks 97.8%		$320,231,975
(Cost $299,008,485)
Australia 1.0%		3,193,625
Seek, Ltd.	236,884	3,193,625
Belgium 2.6%		8,515,098
Anheuser-Busch InBev NV	67,122	8,515,098
Canada 1.7%		5,442,374
Magna International, Inc.	50,070	5,442,374
China 10.4%		34,139,179
AAC Technologies Holdings, Inc.	753,990	5,006,183
Baidu, Inc., ADR (I)	19,825	4,039,344
China Construction Bank Corp., H Shares	4,477,540	3,728,523
Lenovo Group, Ltd.	3,222,000	4,963,348
PICC Property & Casualty Company, Ltd., H Shares	2,458,450	5,279,216
Tencent Holdings, Ltd.	425,570	7,425,236
Vipshop Holdings, Ltd., ADR (I)	151,220	3,697,329
Denmark 5.8%		18,901,378
DSV A/S	154,137	4,983,901
Novo Nordisk A/S, Class B	175,665	8,406,371
Pandora A/S	60,434	5,511,106
Finland 3.0%		9,915,811
Kone OYJ, Class B (L)	103,144	4,751,535
Sampo OYJ, Class A	102,313	5,164,276
France 1.5%		4,790,559
L'Oreal SA	26,432	4,790,559
Germany 2.9%		9,573,240
ProSiebenSat.1 Media AG	98,027	4,810,205
United Internet AG	106,215	4,763,035
Hong Kong 3.3%		10,920,470
AIA Group, Ltd.	1,091,300	6,403,860
Guangdong Investment, Ltd.	3,488,405	4,516,610
India 3.4%		10,985,177
Axis Bank, Ltd., GDR	82,371	3,793,185
HDFC Bank, Ltd., ADR	52,417	3,250,378
ICICI Bank, Ltd., ADR	338,336	3,941,614
Ireland 1.0%		3,145,033
Medtronic PLC	40,534	3,145,033

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Israel 1.5%		$4,823,635
Check Point Software Technologies, Ltd. (I)	57,775	4,823,635
Japan 4.0%		13,243,762
Astellas Pharma, Inc.	305,590	4,861,281
Daito Trust Construction Company, Ltd.	38,975	4,224,974
Ono Pharmaceutical Company, Ltd.	41,720	4,157,507
Netherlands 5.4%		17,791,707
AerCap Holdings NV (I)	100,147	4,456,542
ASML Holding NV	49,856	5,374,276
NXP Semiconductors NV (I)	57,573	4,887,660
Sensata Technologies Holding NV (I)	57,187	3,073,229
Sweden 1.0%		3,405,263
Electrolux AB, Series B	104,309	3,405,263
Switzerland 13.3%		43,652,370
Actelion, Ltd. (I)	43,720	5,234,021
Givaudan SA (I)	2,518	4,835,514
Novartis AG	126,593	12,947,185
Partners Group Holding AG	16,578	5,092,767
Roche Holding AG	40,027	10,906,932
Zurich Insurance Group AG (I)	14,496	4,635,951
Taiwan 7.9%		25,838,971
Catcher Technology Company, Ltd.	124,000	1,128,157
Catcher Technology Company, Ltd., GDR	55,521	2,532,313
Delta Electronics, Inc.	707,000	4,548,242
Largan Precision Company, Ltd.	60,000	5,100,465
MediaTek, Inc.	249,000	3,738,757
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	358,379	8,791,037
Thailand 1.1%		3,708,193
Kasikornbank PCL, Foreign Shares	555,100	3,708,193
Turkey 1.0%		3,306,756
Turkiye Garanti Bankasi AS	923,440	3,306,756
United Kingdom 22.5%		73,614,311
Aon PLC	48,299	4,847,288
AstraZeneca PLC	66,650	4,593,105
Booker Group PLC	1,326,125	3,282,564
British American Tobacco PLC	147,051	8,573,370
Compass Group PLC	331,309	5,875,160
Direct Line Insurance Group PLC	980,148	4,942,244
IG Group Holdings PLC	419,676	4,728,516
Imperial Tobacco Group PLC	104,255	5,130,637
Next PLC	49,395	5,709,745

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
United Kingdom (continued)
	Persimmon PLC (I)		138,753	$3,767,647
	Reckitt Benckiser Group PLC		60,445	5,455,877
	Sky PLC		352,594	5,413,255
	Smith & Nephew PLC		192,144	3,517,698
	St James's Place PLC		250,311	3,654,689
	The Sage Group PLC		551,941	4,122,516
United States 3.5%				11,325,063
	Actavis PLC (I)		11,001	3,205,251
	Amdocs, Ltd.		64,635	3,393,338
	WABCO Holdings, Inc. (I)		40,456	4,726,474
	Yield (%)		Shares	Value
Securities lending collateral 1.0%				$3,332,016
(Cost $3,332,048)
John Hancock Collateral Trust (W)	0.0869(Y	)	333,028	3,332,016
Total investments (Cost $302,340,533)† 98.8%				$323,563,991
Other assets and liabilities, net 1.2%				$3,901,155
Total net assets 100.0%				$327,465,146

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 2-28-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 2-28-15.
†	At 2-28-15, the aggregate cost of investment securities for federal income tax purposes was $302,789,558. Net unrealized appreciation aggregated $20,774,433, of which $23,325,115 related to appreciated investment securities and $2,550,682 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 2-28-15

Assets
Investments in unaffiliated issuers, at value (Cost $299,008,485) including $3,141,476 of securities loaned	$320,231,975
Investments in affiliated funds, at value (Cost $3,332,048)	3,332,016
Total investments, at value (Cost $302,340,533)	$323,563,991
Cash	12,985,200
Foreign currency, at value (Cost $98,667)	98,749
Receivable for investments sold	4,060,347
Receivable for fund shares sold	5,477,995
Dividends and interest receivable	815,043
Receivable for securities lending income	9,921
Other receivables and prepaid expenses	21,708
Total assets	347,032,954
Liabilities
Payable for investments purchased	15,680,998
Payable for fund shares repurchased	330,127
Payable upon return of securities loaned	3,332,049
Payable to affiliates
Accounting and legal services fees	6,578
Transfer agent fees	52,368
Trustees' fees	780
Other liabilities and accrued expenses	164,908
Total liabilities	19,567,808
Net assets	$327,465,146
Net assets consist of
Paid-in capital	$306,979,833
Accumulated distributions in excess of net investment income	(35,771)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(662,859)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	21,183,943
Net assets	$327,465,146

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($140,218,699 ÷ 6,480,784 shares)[1]	$21.64
Class B ($1,729,410 ÷ 80,269 shares)[1]	$21.55
Class C ($13,355,672 ÷ 621,441 shares)[1]	$21.49
Class I ($152,371,292 ÷ 7,032,969 shares)	$21.67
Class 1 ($19,790,073 ÷ 913,971 shares)	$21.65
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$22.78

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 2-28-15

Investment income
Dividends	$10,488,519
Securities lending	213,330
Less foreign taxes withheld	(796,688)
Total investment income	9,905,161
Expenses
Investment management fees	3,446,901
Distribution and service fees	453,846
Accounting and legal services fees	48,171
Transfer agent fees	441,292
Trustees' fees	7,443
State registration fees	99,604
Printing and postage	41,629
Professional fees	93,956
Custodian fees	369,728
Registration and filing fees	38,872
Other	18,986
Total expenses	5,060,428
Less expense reductions	(49,712)
Net expenses	5,010,716
Net investment income	4,894,445
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	53,363,994
Investments in affiliated issuers	1,206
Futures contracts	297,537
53,662,737
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(41,189,043)
Investments in affiliated issuers	(103)
(41,189,146)
Net realized and unrealized gain	12,473,591
Increase in net assets from operations	$17,368,036

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 2-28-15	Year ended 2-28-14
Increase (decrease) in net assets
From operations
Net investment income	$4,894,445	$3,642,320
Net realized gain	53,662,737	14,470,681
Change in net unrealized appreciation (depreciation)	(41,189,146)	36,019,820
Increase in net assets resulting from operations	17,368,036	54,132,821
Distributions to shareholders
From net investment income
Class A	(2,076,485)	(764,184)
Class B	(18,824)	—
Class C	(111,601)	—
Class I	(3,224,326)	(2,279,857)
Class 1	(377,806)	(155,256)
From net realized gain
Class A	(15,751,297)	(3,721,079)
Class B	(246,055)	(49,417)
Class C	(1,372,983)	(172,706)
Class I	(20,794,947)	(6,999,524)
Class 1	(2,333,810)	(436,335)
Total distributions	(46,308,134)	(14,578,358)
From fund share transactions	(88,615,950)	239,542,949
Total increase (decrease)	(117,556,048)	279,097,412
Net assets
Beginning of year	445,021,194	165,923,782
End of year	$327,465,146	$445,021,194
Undistributed (accumulated distributions in excess of) net investment income	($35,771)	$1,479,942

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$24.60	$21.28	$19.98	$20.99	$17.36
Net investment income[1]	0.24	0.25	0.23	0.30	0.13
Net realized and unrealized gain (loss) on investments	0.83	3.94	2.65	(1.12)	3.61
Total from investment operations	1.07	4.19	2.88	(0.82)	3.74
Less distributions
From net investment income	(0.47)	(0.15)	(0.42)	(0.19)	(0.11)
From net realized gain	(3.56)	(0.72)	(1.16)	—	—
Total distributions	(4.03)	(0.87)	(1.58)	(0.19)	(0.11)
Net asset value, end of period	$21.64	$24.60	$21.28	$19.98	$20.99
Total return (%)[2,3]	5.91	19.95	14.82	(3.80)	21.58
Ratios and supplemental data
Net assets, end of period (in millions)	$140	$130	$73	$49	$45
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.56	1.68	1.66	1.60
Expenses including reductions	1.52	1.55	1.60	1.59	1.60
Net investment income	1.02	1.09	1.13	1.50	0.69
Portfolio turnover (%)	204	42	61	55	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$24.50	$21.22	$19.94	$20.93	$17.36
Net investment income[1]	— [2]	0.10	0.10	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.88	3.90	2.62	(1.06)	3.56
Total from investment operations	0.88	4.00	2.72	(0.94)	3.57
Less distributions
From net investment income	(0.27)	—	(0.28)	(0.05)	—
From net realized gain	(3.56)	(0.72)	(1.16)	—	—
Total distributions	(3.83)	(0.72)	(1.44)	(0.05)	—
Net asset value, end of period	$21.55	$24.50	$21.22	$19.94	$20.93
Total return (%)[3,4]	5.07	19.07	14.00	(4.47)	20.56
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.18	3.29	3.92	4.00	4.24
Expenses including reductions	2.34	2.30	2.30	2.33	2.40
Net investment income	— [5]	0.46	0.47	0.63	0.04
Portfolio turnover (%)	204	42	61	55	48

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Less than 0.005%.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$24.45	$21.18	$19.91	$20.91	$17.34
Net investment income (loss)[1]	(0.03)	0.07	0.10	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.92	3.92	2.61	(1.05)	3.56
Total from investment operations	0.89	3.99	2.71	(0.95)	3.57
Less distributions
From net investment income	(0.29)	—	(0.28)	(0.05)	—
From net realized gain	(3.56)	(0.72)	(1.16)	—	—
Total distributions	(3.85)	(0.72)	(1.44)	(0.05)	—
Net asset value, end of period	$21.49	$24.45	$21.18	$19.91	$20.91
Total return (%)[2,3]	5.11	19.05	13.97	(4.52)	20.59
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$7	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.40	2.62	3.32	3.34	3.45
Expenses including reductions	2.30	2.30	2.30	2.33	2.40
Net investment income (loss)	(0.11)	0.32	0.48	0.52	0.03
Portfolio turnover (%)	204	42	61	55	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$24.62	$21.31	$20.01	$21.04	$17.40
Net investment income[1]	0.35	0.31	0.43	0.37	0.23
Net realized and unrealized gain (loss) on investments	0.81	3.95	2.53	(1.12)	3.60
Total from investment operations	1.16	4.26	2.96	(0.75)	3.83
Less distributions
From net investment income	(0.55)	(0.23)	(0.50)	(0.28)	(0.19)
From net realized gain	(3.56)	(0.72)	(1.16)	—	—
Total distributions	(4.11)	(0.95)	(1.66)	(0.28)	(0.19)
Net asset value, end of period	$21.67	$24.62	$21.31	$20.01	$21.04
Total return (%)[2]	6.33	20.31	15.23	(3.42)	22.08
Ratios and supplemental data
Net assets, end of period (in millions)	$152	$290	$79	$162	$204
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.21	1.27	1.20	1.14
Expenses including reductions	1.18	1.21	1.25	1.20	1.14
Net investment income	1.46	1.33	2.09	1.88	1.21
Portfolio turnover (%)	204	42	61	55	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class 1 Shares Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Per share operating performance
Net asset value, beginning of period	$24.61	$21.30	$20.00	$21.02	$17.38
Net investment income[1]	0.28	0.37	0.34	0.36	0.23
Net realized and unrealized gain (loss) on investments	0.90	3.92	2.63	(1.09)	3.60
Total from investment operations	1.18	4.29	2.97	(0.73)	3.83
Less distributions
From net investment income	(0.58)	(0.26)	(0.51)	(0.29)	(0.19)
From net realized gain	(3.56)	(0.72)	(1.16)	—	—
Total distributions	(4.14)	(0.98)	(1.67)	(0.29)	(0.19)
Net asset value, end of period	$21.65	$24.61	$21.30	$20.00	$21.02
Total return (%)[2]	6.39	20.43	15.29	(3.33)	22.11
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$16	$11	$9	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.12	1.19	1.16	1.13
Expenses including reductions	1.09	1.12	1.15	1.14	1.13
Net investment income	1.18	1.59	1.68	1.83	1.21
Portfolio turnover (%)	204	42	61	55	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements

Note 1 — Organization

John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return, primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund.

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

24

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of February 28, 2015, by major security category or type:

	Total market value at 2-28-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$3,193,625	—	$3,193,625	—
Belgium	8,515,098	—	8,515,098	—
Canada	5,442,374	$5,442,374	—	—
China	34,139,179	7,736,673	26,402,506	—
Denmark	18,901,378	—	18,901,378	—
Finland	9,915,811	—	9,915,811	—
France	4,790,559	—	4,790,559	—
Germany	9,573,240	—	9,573,240	—
Hong Kong	10,920,470	—	10,920,470	—
India	10,985,177	7,191,992	3,793,185	—
Ireland	3,145,033	3,145,033	—	—
Israel	4,823,635	4,823,635	—	—
Japan	13,243,762	—	13,243,762	—
Netherlands	17,791,707	12,417,431	5,374,276	—
Sweden	3,405,263	—	3,405,263	—
Switzerland	43,652,370	—	43,652,370	—
Taiwan	25,838,971	8,791,037	17,047,934	—
Thailand	3,708,193	—	3,708,193	—
Turkey	3,306,756	—	3,306,756	—
United Kingdom	73,614,311	4,847,288	68,767,023	—
United States	11,325,063	11,325,063	—	—
Securities lending collateral	3,332,016	3,332,016	—	—
Total Investments in Securities	$323,563,991	$69,052,542	$254,511,449	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

25

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended February 28, 2015 were $311. For the year ended February 28, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

26

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, net capital losses of $213,834 that are the result of security transactions occurring after October 31, 2014, are treated as occurring on March 1, 2015, the first day of the fund's next taxable year. Qualified late year ordinary losses of $37,706 are treated as occurring on March 1, 2015, the first day of the fund's next taxable year.

As of February 28, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended February 28, 2015 and 2014 was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$12,161,897	$6,097,352
Long-term capital gains	34,146,237	8,481,006

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of February 28, 2015, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an

27

International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended February 28, 2015, the fund used futures contracts to gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended February 28, 2015, the fund held futures contracts with notional values up to $15.8 million. There were no open futures contracts as of February 28, 2015.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended February 28, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended February 28, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values up to $261.4 million as measured at each quarter end. The fund did not hold any forward foreign currency contracts at February 28, 2015.

28

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended February 28, 2015:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency translations*	Total
Interest rate contracts	Net realized gain (loss)	$297,537	—	$297,537
Foreign exchange contracts	Net realized gain (loss)	—	($1,185,205)	(1,185,205)
Total		$297,537	($1,185,205)	($887,668)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended February 28, 2015:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	$555,943

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.900% of the first $500 million of the fund's average daily net assets; (b) 0.850% of the next $500 million of the fund's average daily net assets, and (c) 0.800% of the fund's average daily net assets in excess of $1 billion. Prior to July 15, 2014, the investment management agreement was (a) 0.920% of the first $100 million of the fund's average daily net assets; (b) 0.895% of the next $900 million of the fund's average daily net assets; (c) 0.880% of the next $1 billion of the fund's average daily net assets; (d) 0.850% of the next $1 billion of the fund's average daily net assets; (e) 0.825% of the next $1 billion of the fund's average daily net assets; and (f) 0.800% of the fund's average daily net assets in excess of $4 billion. Effective at the close of business July 15, 2014, the Advisor has a subadvisory agreement with Wellington Management Company, LLP. Prior to the close of business on July 15, 2014, the Advisor had a subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended February 28, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis.This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

29

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.60%, 2.30%, 1.24% and 1.15% for Class A, Class C, Class I and Class 1 shares, respectively. The current expense limitation agreement will remain in effect through June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2014, Class B shares had fee waivers and/or reimbursements such that the expenses would not exceed 2.30% for Class B shares.

The expense reductions described above for the year ended February 28, 2015 amounted to:

Class	Expense reduction	Class	Expense reduction
Class A	$8,072	Class I	$16,985
Class B	14,703	Class 1	1,148
Class C	8,458	Total	$49,366

The investment management fees incurred for the year ended February 28, 2015 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended February 28, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,192,870 for the year ended February 28, 2015. Of this amount, $205,050 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $987,403 was paid as sales commissions to broker-dealers and $417 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates,

30

beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended February 28, 2015, CDSCs received by the Distributor amounted to $627, $12,751 and $2,868, for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended February 28, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$342,113	$146,167	$37,832	$19,375
Class B	17,700	2,259	17,161	440
Class C	85,994	10,923	17,552	1,813
Class I	—	281,943	27,059	20,001
Class 1	8,039	—	—	—
Total	$453,846	$441,292	$99,604	$41,629

During the year ended Feburary 28, 2015, an unaffiliated blue sky registration agent reimbursed Class A, Class B, Class C, and Class I shares for state registration fees of $86, $87, $86, and $87, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended February 28, 2015 and 2014 were as follows:

		Year ended 2-28-15		Year ended 2-28-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,872,773	$89,197,062	3,235,096	$75,156,421
Distributions reinvested	870,844	17,190,462	193,802	4,465,193
Repurchased	(3,537,619)	(86,355,594)	(1,562,025)	(35,832,571)
Net increase	1,205,998	$20,031,930	1,866,873	$43,789,043
Class B shares
Sold	11,751	$269,871	21,901	$505,815
Distributions reinvested	11,409	224,646	1,775	40,800
Repurchased	(17,977)	(410,047)	(11,137)	(258,126)
Net increase	5,183	$84,470	12,539	$288,489

31

		Year ended 2-28-15		Year ended 2-28-14
	Shares	Amount	Shares	Amount
Class C shares
Sold	353,368	$7,865,929	207,578	$4,815,191
Distributions reinvested	58,230	1,143,641	5,905	135,452
Repurchased	(92,860)	(2,139,704)	(20,333)	(470,103)
Net increase	318,738	$6,869,866	193,150	$4,480,540
Class I shares
Sold	7,959,907	$188,904,055	9,271,192	$215,856,877
Distributions reinvested	959,666	18,953,405	31,652	729,589
Repurchased	(13,666,278)	(328,851,005)	(1,224,470)	(28,870,886)
Net increase (decrease)	(4,746,705)	($120,993,545)	8,078,374	$187,715,580
Class 1 shares
Sold	269,172	$6,025,547	250,909	$5,836,220
Distributions reinvested	137,367	2,711,616	25,677	591,591
Repurchased	(142,058)	(3,345,834)	(138,631)	(3,158,514)
Net increase	264,481	$5,391,329	137,955	$3,269,297
Total net increase (decrease)	(2,952,305)	($88,615,950)	10,288,891	$239,542,949

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $760,955,615 and $880,759,105, respectively, for the year ended February 28, 2015.

32

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Growth Fund (the "Fund") at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2015

33

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended February 28, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $8,064,275. The fund intends to pass through foreign tax credits of $434,416.

The fund is reporting $54,015,389 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

34

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

36

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

37

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

38

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company, LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company+
Citibank, N.A.^

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15
+Through 4-24-15
^Effective 4-27-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

39

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF221043	87A 2/15 4/15

ITEM 2. CODE OF ETHICS.

As of the end of the year, February 28, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant, for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended February 28, 2015 and February 28, 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	February 28, 2015	February 28, 2014
John Hancock Global Shareholder Yield Fund	$ 39,077	$ 30,621
John Hancock International Growth Fund	39,355	34,178
John Hancock International Core Fund	44,943	41,689
Total	$ 123,375	$ 106,488

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $98,642 for the fiscal years ended February 28, 2015 and 2014, respectively.

Fund	February 28, 2014	February 28, 2013
John Hancock Global Shareholder Yield Fund	$ 519	$ 1,692
John Hancock International Growth Fund	519	1,692
John Hancock International Core Fund	519	1,692
Total	$ 1,557	$ 5,076

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended February 28, 2015 and February 28, 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	February 28, 2015	February 28, 2014
John Hancock Global Shareholder Yield Fund	$ 3,450	$ 3,164
John Hancock International Growth Fund	3,900	4,017
John Hancock International Core Fund	3,900	4,930
Total	$ 11,250	$ 12,111

(d) All Other Fees

Other fees amounted to the following for the fiscal years ended February 28, 2015 and February 28, 2014 billed to the registrant or to the control affiliates.

Fund	February 28, 2015	February 28, 2014
John Hancock Global Shareholder Yield Fund	$ 120	$ 408
John Hancock International Growth Fund	120	408
John Hancock International Core Fund	120	408
Total	$ 360	$ 1,224

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended February 28, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $6,279,236 for the fiscal year ended February 28, 2015 and $5,874,702 for the fiscal year ended February 28, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: April 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: April 14, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: April 14, 2015